=======================================


                          OPERATING EQUIPMENT AGREEMENT


                            Dated as of July 1, 1996


                                     between


                         CLOVER UNIT 2 GENERATING TRUST


                                       and

                        OLD DOMINION ELECTRIC COOPERATIVE



                        CLOVER UNIT 2 GENERATING FACILITY
                                       AND
                                COMMON FACILITIES


                     =======================================

         CERTAIN OF THE RIGHT, TITLE AND INTEREST IN AND TO THIS OPERATING EQUIPMENT AGREEMENT OF CLOVER UNIT 2 GENERATING TRUST HAVE BEEN ASSIGNED TO AND ARE SUBJECT TO A FIRST PRIORITY SECURITY INTEREST IN FAVOR OF UTRECHT-AMERICA FINANCE CO., AS AGENT AND LENDER UNDER THE LOAN AND SECURITY AGREEMENT, DATED AS OF JULY 1, 1996. THIS OPERATING EQUIPMENT AGREEMENT HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. ONLY THE ORIGINAL COUNTERPART CONTAINS THE RECEIPT THEREFOR EXECUTED BY THE AGENT ON THE SIGNATURE PAGE THEREOF. SEE SECTION 24 FOR INFORMATION CONCERNING THE RIGHTS OF THE HOLDERS OF THE VARIOUS COUNTERPARTS HEREOF.

                                TABLE OF CONTENTS

                                                                                                               Page
SECTION 1.          DEFINITIONS.................................................................................  2

SECTION 2.          CONVEYANCE OF USE AND POSSESSION OF THE
                    EQUIPMENT INTEREST..........................................................................  3

SECTION 3.          TERM AND BASIC PAYMENTS.....................................................................  3
                    SECTION 3.1       TERM......................................................................  3
                    SECTION 3.2       BASIC PAYMENTS............................................................  3
                    SECTION 3.3       SUPPLEMENTAL PAYMENTS.....................................................  4
                    SECTION 3.4       ADJUSTMENT OF BASIC PAYMENTS..............................................  4
                    SECTION 3.5       MANNER OF PAYMENTS........................................................  6
                    SECTION 3.6       BUSINESS DAY..............................................................  7
                    SECTION 3.7       AGREEMENT WITH RESPECT TO AMOUNTS PAYABLE UNDER
                    PAYMENT UNDERTAKING AGREEMENT...............................................................  7

SECTION 4.          DISCLAIMER OF WARRANTIES; RIGHT OF QUIET  ENJOYMENT.........................................  7
                    SECTION 4.1       DISCLAIMER OF WARRANTIES..................................................  7
                    SECTION 4.2       QUIET ENJOYMENT...........................................................  9

SECTION 5.          RETURN OF EQUIPMENT INTEREST................................................................  9
                    SECTION 5.1       RETURN....................................................................  9
                    SECTION 5.2       CONDITION UPON RETURN.....................................................  9
                    SECTION 5.3       ENVIRONMENTAL REPORT...................................................... 13
                    SECTION 5.4       EXPENSES.................................................................. 14

SECTION 6.          LIENS....................................................................................... 14

SECTION 7.          MAINTENANCE; REPLACEMENTS OF COMPONENTS..................................................... 14
                    SECTION 7.1       MAINTENANCE............................................................... 14
                    SECTION 7.2       REPLACEMENT OF COMPONENTS................................................. 15

SECTION 8.          MODIFICATIONS............................................................................... 15
                    SECTION 8.1       REQUIRED MODIFICATIONS.................................................... 15
                    SECTION 8.2       OPTIONAL MODIFICATIONS.................................................... 16
                    SECTION 8.3       TITLE TO MODIFICATIONS; SUBJECTION TO HEAD EQUIPMENT
                    AGREEMENT................................................................................... 16

SECTION 9.          HELL OR HIGH WATER CLAUSE................................................................... 16

SECTION 10.         LOSS, DESTRUCTION, REQUISITION, ETC......................................................... 17
                    SECTION 10.1      EVENTS OF LOSS............................................................ 17
                    SECTION 10.2      PAYMENT OF TERMINATION VALUE; TERMINATION OF
                    EQUIPMENT PAYMENTS.......................................................................... 18
                    SECTION 10.3      REPLACEMENT............................................................... 20
                    SECTION 10.4      EMINENT DOMAIN............................................................ 22

SECTION 11.         INSURANCE................................................................................... 23

SECTION 12.         INSPECTION.................................................................................. 26

SECTION 13.         TERMINATION OPTION FOR BURDENSOME EVENTS.................................................... 26
                    SECTION 13.1      ELECTION TO TERMINATE..................................................... 26
                    SECTION 13.2      PROCEDURE FOR EXERCISE OF TERMINATION OPTION.............................. 27

SECTION 14.         TERMINATION FOR OBSOLESCENCE................................................................ 28
                    SECTION 14.1      TERMINATION............................................................... 28
                    SECTION 14.2      SOLICITATION OF OFFERS.................................................... 28
                    SECTION 14.3      RIGHT OF FACILITY OWNER TO RETAIN THE EQUIPMENT
                    INTEREST.................................................................................... 28
                    SECTION 14.4      PROCEDURE FOR EXERCISE OF TERMINATION OPTION.............................. 29

SECTION 15.         END OF TERM OPTIONS......................................................................... 30
                    SECTION 15.1      OLD DOMINION'S PURCHASE OPTION............................................ 30
                    SECTION 15.2      FACILITY OWNER'S PREEMPTIVE ELECTION...................................... 32
                    SECTION 15.3      OLD DOMINION'S EXERCISE OF SERVICE CONTRACT OPTION........................ 32
                    SECTION 15.4      USE OF PROCEEDS OF QUALIFYING SECURITY.................................... 35
                    SECTION 15.5      OBLIGATION TO PAY AMOUNT EQUAL TO PRINCIPAL AND
                    INTEREST ON LOAN CERTIFICATES UPON VIRGINIA POWER DEFAULT................................... 36

SECTION 16.         EVENTS OF DEFAULT........................................................................... 36

SECTION 17.         REMEDIES.................................................................................... 39
                    SECTION 17.1      REMEDIES FOR EVENT OF DEFAULT............................................. 39
                    SECTION 17.2      CUMULATIVE REMEDIES....................................................... 41
                    SECTION 17.3      NO DELAY OR OMISSION TO BE CONSTRUED AS WAIVER............................ 42

SECTION 18.         OLD DOMINION TERMINATION OPTION FOR APPEAL OF
                    FERC ORDERS................................................................................. 42
                    SECTION 18.1      OLD DOMINION OPTION TO TERMINATE.......................................... 42
                    SECTION 18.2      PROCEDURE FOR EXERCISE OF TERMINATION OPTION.............................. 42

SECTION 19.         OLD DOMINION'S RIGHT TO SUBLEASE............................................................ 43

SECTION 20.         FURTHER ASSURANCES.......................................................................... 44

SECTION 21.         FACILITY OWNER'S RIGHT TO PERFORM........................................................... 44

SECTION 22.         NOTICES..................................................................................... 45

SECTION 23.         SECURITY INTEREST AND INVESTMENT OF SECURITY
                    FUNDS....................................................................................... 46

SECTION 24.         SECURITY FOR FACILITY OWNER'S OBLIGATION TO THE
                                      LENDERS................................................................... 46

SECTION 25.         MISCELLANEOUS............................................................................... 47
                    SECTION 25.1      GOVERNING LAW............................................................. 47
                    SECTION 25.2      SEVERABILITY.............................................................. 47
                    SECTION 25.3      HEADINGS AND TABLE OF CONTENTS............................................ 47
                    SECTION 25.4      SUCCESSORS AND ASSIGNS.................................................... 47
                    SECTION 25.5      "TRUE LEASE".............................................................. 47
                    SECTION 25.6      IDENTIFICATION............................................................ 48
                    SECTION 25.7      AMENDMENTS AND WAIVERS.................................................... 48
                    SECTION 25.8      AGREEMENT REGARDING EQUIPMENT............................................. 48
                    SECTION 25.9      SURVIVAL.................................................................. 48
                    SECTION 25.10     COUNTERPARTS.............................................................. 49
                    SECTION 25.11     EFFECTIVENESS............................................................. 49
                    SECTION 25.12     LIMITATION OF LIABILITY................................................... 49


ATTACHMENTS TO OPERATING EQUIPMENT AGREEMENT:

Appendix A        - Definitions.................................................................................A-1

Exhibit A-1       - Description of Unit 2 Equipment...........................................................A-1-1
Exhibit A-2       - Description of Common Facilities Equipment................................................A-2-1
Exhibit B         - Power Sales Agreement Capacity and Energy Charges...........................................B-1

Schedule 1        - Basic Payments.............................................................................S1-1
Schedule 2        - Termination Values.........................................................................S2-1
Schedule 3        - Terms and Conditions of New Loan to be Issued
                    Upon Commencement of Service Contract Option...............................................S3-1

                          OPERATING EQUIPMENT AGREEMENT



         This OPERATING EQUIPMENT AGREEMENT, dated as of July 1, 1996 (this "Operating Equipment Agreement"), between CLOVER UNIT 2 GENERATING TRUST, a Delaware business trust created pursuant to the Trust Agreement, dated as of July 1, 1996, between EPC Corporation and Wilmington Trust Company (the "Facility Owner"), and OLD DOMINION ELECTRIC COOPERATIVE, a wholesale power supply cooperative organized under the laws of the Commonwealth of Virginia ("Old Dominion").

         WHEREAS,  the Clover  Real  Estate is more  particularly  described  in
Schedule 1 to the Ground Lease and Sublease and is comprised of the Unit 1 Site described in Schedule 2 thereto, the Unit 2 Site described in Schedule 3 thereto, the Common Facilities Site described in Schedule 4 thereto, and certain other property, each such Schedule 1, Schedule 2, Schedule 3 and Schedule 4 being attached to, and recorded in the Halifax Clerk's Office with, the Ground Lease and Sublease as part thereof;

         WHEREAS, a copy of the Clover Power Station Plat is marked Exhibit A and is attached to, and recorded in the Halifax Clerk's Office with, the Ground Lease and Sublease as a part thereof;

         WHEREAS, Old Dominion and Virginia Power own the Clover Real Estate as tenants-in-common;

         WHEREAS, by the Clover Agreements, Old Dominion and Virginia Power established their respective rights and obligations as tenants-in-common of the Clover Real Estate and of all improvements thereafter to be constructed, and all personal property thereafter to be situated, on the Clover Real Estate. Such improvements and personal property held by Old Dominion and Virginia Power as tenants-in-common include (a) the Unit 1 Foundation constructed on the Unit 1 Site, (b) the Unit 2 Foundation constructed on the Unit 2 Site, (c) the Common Facilities Foundation constructed on the Common Facilities Site, (d) the Unit 1 Equipment situated on the Unit 1 Site, (e) the Unit 2 Equipment situated on the Unit 2 Site, and (f) the Common Facilities Equipment situated on the Common Facilities Site;

         WHEREAS, as tenants-in-common of such real and personal property, each of Old Dominion and Virginia Power holds a 50% undivided interest in such real and personal property, including the right to nonexclusive possession of all such real and personal property, subject to (a) in the case of all such real and personal property, the rights of the other to nonexclusive possession and the terms and conditions of the Clover Agreements, (b) in the case of the Pollution Control Assets, the rights, terms and conditions described above in clause (a) and the rights of the Pollution Control Assets Lessor, and (c) in the case of the Common Facilities, the Unit 1 Site, the Unit 1 Foundation and the Unit 1
Equipment, the rights, terms and conditions described above in clause (a) and the rights of the Unit 1 Parties;

         WHEREAS, by the Ground Lease and Sublease, Old Dominion has leased the Ground Interest to the Facility Owner and the Facility Owner simultaneously has subleased the Ground Interest back to Old Dominion upon the terms and conditions of the Ground Lease and Sublease;

         WHEREAS, Old Dominion has conveyed to the Facility Owner for a term of years (a) the Foundation Interest by the Head Foundation Agreement and (b) the Equipment Interest by the Head Equipment Agreement;

         WHEREAS, by the Operating Foundation Agreement, the Facility Owner is conveying use and possession of the Foundation Interest back to Old Dominion for the Term which shall end prior to the expiration of the term of the Head Foundation Agreement;

         WHEREAS, by this Operating Equipment Agreement, the Facility Owner is conveying use and possession of the Equipment Interest back to Old Dominion for the Term which shall end prior to the expiration of the term of the Head Equipment Agreement;

         WHEREAS, although Old Dominion and the Facility Owner intend that the Foundation Interest at all times and in all respects be and remain personal property under Virginia law, they have recorded the Head Foundation Agreement, and are recording the Operating Foundation Agreement, in the Halifax Clerk's Office in order to satisfy the conditions of Section 55-96 of the Code of Virginia 1950, as amended, in the event that the Foundation Interest is deemed to be real estate or an interest in real estate for purposes of such Section 55-96; and

         WHEREAS, the Unit 1 Parties and the Unit 2 Parties shall share equally all of those rights, and shall be subject equally to having all of those responsibilities undertaken, which are granted to or imposed upon Old Dominion with respect to the Common Facilities Site, the Common Facilities Foundation and the Common Facilities Equipment, as (a) tenant-in-common with Virginia Power of such property and (b) a party to the Clover Agreements.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


SECTION 1.         DEFINITIONS.

         Capitalized terms used in this Operating Equipment Agreement and not otherwise defined herein shall have the respective meanings set forth in Appendix A hereto.

         Where any provision in this Operating Equipment Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

SECTION 2.         CONVEYANCE OF USE AND POSSESSION OF THE EQUIPMENT
                   INTEREST.

         The Facility Owner hereby conveys, simultaneously with the conveyance of the Equipment Interest for a term of years from Old Dominion to the Facility Owner pursuant to the Head Equipment Agreement, the use and possession of the Equipment Interest to Old Dominion for the term described below and Old Dominion hereby takes such interest in the Equipment Interest from the Facility Owner. Old Dominion and the Facility Owner understand and agree that (a) this conveyance of the use and possession of the Equipment Interest is subject to the limitations identified in the definition thereof, (b) legal title to all assets in the Equipment Interest constituting Retained Assets remains vested in Old Dominion and Virginia Power as tenants-in-common, (c) all assets in the Equipment Interest constituting Pollution Control Assets have been conveyed to the Pollution Control Assets Lessor and leased back to Old Dominion pursuant to the Pollution Control Assets Lease and that legal title to such Pollution Control Assets remains vested in the Pollution Control Assets Lessor and Virginia Power as tenants-in-common, and (d) this conveyance of the use and possession of the Equipment Interest is subject and subordinate to the lien of the Old Dominion Indenture (including any future amendments, supplements or issuance of additional advances or indebtedness thereunder), Permitted Encumbrances and the rights of Virginia Power under the Clover Agreements. The Equipment Interest shall be subject to the terms of this Operating Equipment Agreement from the date on which this Operating Equipment Agreement is executed and delivered.

         Descriptions of the Unit 2 Equipment and the Common Facilities Equipment are set forth on Exhibits A-1 and A-2, respectively, to this Operating Equipment Agreement. Descriptions of the Retained Assets and the Pollution Control Assets are set forth on Exhibits A-3 and A-4, respectively, to this Operating Equipment Agreement.


SECTION 3.         TERM AND BASIC PAYMENTS

         SECTION 3.1 TERM. The term of this Operating Equipment Agreement shall commence on the Closing Date and shall terminate at 11:59 p.m. (New York City time) on the Expiration Date, subject to earlier termination pursuant to Section 10, 13, 14, 17 or 18 hereof (the "Term").

         SECTION 3.2 BASIC PAYMENTS. Old Dominion hereby agrees to pay to the Facility Owner the Basic Payments for the use and possession of the Equipment Interest for each Payment Period throughout the Basic Term in the amounts payable in advance or in arrears or both, as the case may be, on each Payment Date as indicated on Schedule 1 hereto under the caption "Advance Payments" in the case of Payment Periods immediately following such Payment Date and/or "Arrears Payments" in the case of Payment Periods ending on such Payment Date. Each such Basic Payment shall be in the amount set forth opposite such Payment Date on Schedule 1 hereto, in each case, subject to Section 3.4 hereof.

         SECTION 3.3 SUPPLEMENTAL PAYMENTS. Old Dominion also agrees to pay to the Facility Owner, or to any other Person entitled thereto, any and all Supplemental Payments, promptly as the same shall become due and owing, or where no due date is specified, promptly after demand by the Person entitled thereto, and in the event of any failure on the part of Old Dominion to pay any Supplemental Payments, the Facility Owner shall have all rights, powers and remedies provided for herein or by law or equity or otherwise for the failure to pay Basic Payments. Old Dominion will also pay as Supplemental Payments (i) to the extent permitted by Applicable Law, an amount equal to interest at the applicable Overdue Rate on any part of any payment of Basic Payments not paid when due for any period for which the same shall be overdue and on any Supplemental Payments not paid when due (whether on demand or otherwise) for the period from such due date until the same shall be paid. All Supplemental Payments to be paid pursuant to this Section 3.3 shall be payable in the manner set forth in Section 3.5.

         SECTION 3.4 ADJUSTMENT OF BASIC PAYMENTS. (a) Old Dominion and the Facility Owner agree that Basic Payments, Termination Values, Equity Exposure Amounts and the Purchase Option Price shall be adjusted, either upwards or downwards, to reflect (i) any Burdensome Tax Law Change, (ii) the principal amount, amortization and interest rate on any Additional Loan Certificates issued pursuant to Section 2.11 of the Loan Agreement to finance Modifications to the Unit 2 Equipment or the Common Facilities Equipment, (iii) the principal amount, amortization and interest rate on any Additional Loan Certificates issued pursuant to Section 2.11 of the Loan Agreement in connection with a refinancing of any Loan Certificates, (iv) the exercise by Old Dominion of its option pursuant to Section 4(b)(1) of the Tax Indemnity Agreement to make indemnity payments in the form of upward adjustments to Basic Payments, and (v) Old Dominion's consummation of the transaction contemplated by Section 11 of the Participation Agreement where the transaction adversely affects the status of the Head Equipment Agreement or the Head Foundation Agreement as conveying ownership for state or local income tax purposes in Virginia. Any adjustment pursuant to clause (i), (iii), (iv) or (v) of the immediately preceding sentence shall be coordinated with any comparable adjustment made pursuant to Section 3.4 of the Operating Foundation Agreement such that the aggregate adjustment shall be apportioned between this Operating Equipment Agreement and the Operating Foundation Agreement in the same ratio as Equipment Interest Cost bears to the Foundation Interest Cost. Any adjustments pursuant to this Section 3.4 will be calculated to preserve the Owner Participant's Net Economic Return; PROVIDED, HOWEVER, that (a) to the extent consistent with preserving such Net Economic Return, all adjustments shall minimize the present value to Old Dominion of the Basic Payments or, at Old Dominion's election, the Basic Payments and the Purchase Option Price and (b) all adjustments shall be consistent with the conclusions of the Appraiser set forth in the Appraisal. Adjustments will be made using the same method of computation and assumptions originally used (other than those that have changed as the result of the event giving rise to the adjustment) in the calculation of the Basic Payments and the Purchase Option Price. The adjustments contemplated by this Section 3.4 will result in corresponding adjustments to Termination Values. In addition, in connection with any adjustment pursuant to this Section 3.4, the Equity Exposure Amounts shall be increased by an increase in the Equity Portion of Basic Payments or the Equity Portion of Termination Value. All Basic Payments adjustments shall be consistent with Rev. Procs. 75-21 and 75-28 and section

467 of the Code (to the extent the Basic Payments complied with such section 467 on the Closing Date), including any final, proposed or temporary regulations or other administrative announcements issued thereunder and in no event shall such adjustment cause this Operating Equipment Agreement to become a "disqualified leaseback or long-term agreement" within the meaning of section 467 of the Code and any such regulations or announcements thereunder. Any adjustment made to the Purchase Option Price may result in an increase or decrease in such Purchase Option Price, but the Purchase Option Price shall not be subject to decrease below the projected fair market value of the Equipment Interest on the Expiration Date as set forth in the Appraisal.

         (a) Each Basic Payment payable hereunder, whether or not adjusted in accordance with this Section 3.4, when combined with the Foundation Basic Payment payable under the Operating Foundation Agreement on such date, shall be in an amount at least sufficient to pay in full principal and interest payable on the Loan Certificates on each Payment Date. Termination Values (excluding the Equity Portion of Termination Value) payable on any date under this Operating Equipment Agreement and the initial installment of the Purchase Option Price, whether or not adjusted in accordance with this Section 3.4, when combined with Termination Values (excluding the Equity Portion of Termination Value) and the initial installment of the Foundation Purchase Option Price payable under the Operating Foundation Agreement on such date, shall, together with all other Basic Payments and Foundation Basic Payments due and owing on such date, exclusive of any portion thereof that is an Excepted Payment, be in an amount at least sufficient to pay in full the principal of and accrued interest on the Loan Certificates payable on such date.

         (b) Any adjustment pursuant to this Section 3.4 shall initially be computed by the Owner Participant. Once computed, the results of such computation shall promptly be delivered by the Owner Participant to Old Dominion, the Facility Owner and the Agent. Within 20 days after the receipt of the results of any such adjustment, Old Dominion may request that an investment banking firm selected by the Owner Participant and reasonably satisfactory to Old Dominion (the "Intermediary") verify, after consultation with the Owner Participant and Old Dominion, the accuracy of such adjustment in accordance with this Section 3.4, and the Owner Participant and Old Dominion hereby agree to provide the Intermediary (on a confidential basis) with all information and materials as shall be reasonably necessary in connection therewith; PROVIDED that the Owner Participant shall not be required to disclose any of its own proprietary data or tax returns. If the Intermediary confirms that such adjustment is in accordance with this Section 3.4, it shall so certify to Old Dominion, the Facility Owner, the Owner Participant and the Agent, and such certification shall be final, binding and conclusive on Old Dominion, the Owner Participant and the Facility Owner. If the Intermediary concludes that such adjustment is not in accordance with this Section 3.4, it shall so certify to Old Dominion, the Facility Owner, the Owner Participant and the Agent, and the Owner Participant shall again compute the required adjustment. Such re-computation shall be subject to the provisions of this Section 3.4 and the results of such re-computation shall be final, binding and conclusive on Old Dominion, the Facility Owner and the Owner Participant. If Old Dominion does not request verification of any adjustment within the period specified above, the computation provided by the Owner Participant shall be final, binding and conclusive on Old Dominion, the Facility Owner and the

Owner Participant. The final determination of any adjustment hereunder shall be set forth in an amendment to this Operating Equipment Agreement, executed and delivered by the Facility Owner and Old Dominion and consented to by the Owner Participant; PROVIDED, HOWEVER, that any omission to execute and deliver such amendment shall not affect the validity and effectiveness of any such adjustment. The reasonable fees, costs and expenses of the Intermediary in verifying an adjustment pursuant to this Section 3.4 shall be paid by Old Dominion; PROVIDED, FURTHER, that, in the event that such Intermediary determines that the present value of Basic Payments or, at Old Dominion's election, Basic Payments and the Purchase Option Price payments to be made under this Operating Equipment Agreement as calculated by the Owner Participant are greater than the present value of the correct Basic Payments and Purchase Option Price payments as certified by the Intermediary, discounted annually at the Debt Rate, by more than 0.10% of the Equipment Interest Cost, then such expenses of the Intermediary shall be paid by the Owner Participant. Notwithstanding anything herein to the contrary, the sole responsibility of the Intermediary shall be to verify the calculations hereunder and matters of interpretation of this Operating Equipment Agreement or any other Operative Document shall not be within the scope of the Intermediary's responsibilities.

         SECTION 3.5 MANNER OF PAYMENTS. (a) All Equipment Payments (whether Basic Payments or Supplemental Payments) shall be paid by Old Dominion in lawful currency of the United States of America in immediately available funds to the recipient not later than 12:00 noon (New York City time) on the date due. All Equipment Payments payable to the Facility Owner (other than Excepted Payments) shall be paid by Old Dominion to the Facility Owner at its account at Wilmington Trust Company (ABA Account No. 031100092) Credit - Clover Unit 2 Generating Trust (Account No.40355-0), or to such other place as the Facility Owner shall notify Old Dominion in writing; PROVIDED, HOWEVER, that so long as the Liens of the Loan Agreement and the Leasehold Mortgage have not been discharged, the Facility Owner hereby irrevocably directs (it being agreed and understood that such direction shall be deemed to have been revoked after the Liens of the Loan Agreement and the Leasehold Mortgage shall have been discharged), and Old Dominion agrees, that all Equipment Payments (other than Excepted Payments) payable to the Facility Owner shall be paid by wire transfer directly to the Agent's Account or to such other place as the Agent shall notify Old Dominion in writing pursuant to the Loan Agreement. Payments constituting Excepted Payments shall be made to the Person entitled thereto at the address for such Person set forth in the Participation Agreement, or to such other place as such Person shall notify Old Dominion in writing.

         (b) Payments made to the Facility Owner from the Qualifying Security and the Qualifying Surety Bond shall satisfy Old Dominion's obligation to pay amounts of Basic Payments or Supplemental Payments, as the case may be, to the extent of such payments. Amounts paid to the Facility Owner or the Owner Participant from the Qualifying Security or the Qualifying Surety Bond in satisfaction of the Special Equity Remedy shall not satisfy or be treated as performance of any of Old Dominion's obligations under this Operating Equipment Agreement or any other Operative Document (other than its obligations under Section 12 of the Participation Agreement) or in any way limit or offset any amounts payable by Old Dominion.

         SECTION 3.6 BUSINESS DAY. Notwithstanding anything herein or in any other Operative Document to the contrary, if the date on which any payment is to be made pursuant to this Operating Equipment Agreement or any other Operative Document is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and, PROVIDED such payment is made on such succeeding Business Day, no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

         SECTION 3.7 AGREEMENT WITH RESPECT TO AMOUNTS PAYABLE UNDER PAYMENT UNDERTAKING AGREEMENT. The Facility Owner hereby acknowledges that, pursuant to the Payment Undertaking Agreement, the Bank has undertaken to make Scheduled Payments to the Facility Owner or its assignee or pledgee on each date specified therein, and other specified amounts on the terms set forth therein. These payments are payable when Basic Payments, Foundation Basic Payments, Termination Value or amounts computed by reference to Termination Value (including by reason of the failure to pay the Purchase Option Price or the Foundation Purchase Option Price), are due and, assuming exercise of the Purchase Option and the Foundation Purchase Option, when the first installment of Purchase Option Price and Foundation Purchase Option Price will be due under this Operating Equipment Agreement and the Operating Foundation Agreement in an amount equal to that portion of Basic Payments, Foundation Basic Payments, Termination Value and Purchase Option Price and Foundation Purchase Option Price which corresponds to the principal and interest on the Series A Loan Certificates due on such date (including in respect of acceleration). The Facility Owner hereby agrees that with respect to that portion of Basic Payment or Termination Value and amounts computed by reference to Termination Value (including by reason of the failure to pay the Purchase Option Price) under this Operating Equipment Agreement equal to 95.81 percent (95.81%) of the amounts payable under the Payment Undertaking Agreement by the Bank that it will first pursue due diligence to obtain payment from the Bank, before it will pursue Old Dominion under this Operating Equipment Agreement or any other Operative Document for such amounts. If the Bank has fully performed its obligations under the Payment Undertaking Agreement in respect of such amounts, the Facility Owner shall be conclusively presumed to have satisfied the foregoing requirement.


SECTION 4.         DISCLAIMER OF WARRANTIES; RIGHT OF QUIET ENJOYMENT.


         SECTION 4.1 DISCLAIMER OF WARRANTIES. WITHOUT WAIVING ANY CLAIM OLD DOMINION MAY HAVE AGAINST ANY MANUFACTURER, VENDOR OR CONTRACTOR UNDER THE CLOVER AGREEMENTS, OLD DOMINION ACKNOWLEDGES AND AGREES SOLELY FOR THE BENEFIT OF THE FACILITY OWNER AND THE OWNER PARTICIPANT THAT (a) CLOVER UNIT 2 AND EACH COMPONENT THEREOF ARE OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE ACCEPTABLE TO OLD DOMINION, (b) OLD DOMINION IS SATISFIED THAT CLOVER UNIT 2 AND EACH COMPONENT THEREOF ARE SUITABLE FOR THEIR RESPECTIVE PURPOSES, (c) NEITHER THE

FACILITY OWNER NOR THE OWNER PARTICIPANT IS A MANUFACTURER OR A DEALER IN PROPERTY OF SUCH KIND, (d) THE USE AND POSSESSION OF CLOVER UNIT 2 AND EACH

COMPONENT THEREOF ARE CONVEYED HEREUNDER TO THE EXTENT PROVIDED HEREBY FOR THE TERM SPECIFIED ABOVE SUBJECT TO ALL APPLICABLE LAWS NOW IN EFFECT OR HEREAFTER ADOPTED AND IN THE CONDITION OF EVERY PART THEREOF WHEN THE SAME FIRST BECAME SUBJECT TO THIS OPERATING EQUIPMENT AGREEMENT WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND BY THE FACILITY OWNER OR THE OWNER PARTICIPANT AND (e) THE FACILITY OWNER CONVEYS FOR THE TERM SPECIFIED ABOVE, AND OLD DOMINION TAKES THE USE AND POSSESSION OF THE EQUIPMENT INTEREST UNDER THIS OPERATING EQUIPMENT AGREEMENT "AS-IS", "WHERE-IS" AND "WITH ALL FAULTS", AND OLD DOMINION ACKNOWLEDGES THAT NEITHER THE FACILITY OWNER, AS THE FACILITY OWNER OR IN ITS INDIVIDUAL CAPACITY, NOR THE OWNER PARTICIPANT MAKES NOR SHALL BE DEEMED TO HAVE MADE, AND EACH EXPRESSLY DISCLAIMS, ANY AND ALL RIGHTS, CLAIMS, WARRANTIES OR REPRESENTATIONS, EITHER EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, DESIGN, OPERATION, MERCHANTABILITY THEREOF OR AS TO THE TITLE OF CLOVER UNIT 2, THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, FREEDOM FROM PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT, THE ABSENCE OF ANY LATENT OR OTHER DEFECT, WHETHER OR NOT DISCOVERABLE, OR AS TO THE ABSENCE OF ANY OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO, except that the Facility Owner represents and warrants that on the Closing Date, the Equipment Interest will be free of Facility Owner's Liens attributable to the Facility Owner. It is agreed that all such risks, as between the Facility Owner, the Owner Participant, the Agent and the Lenders on the one hand and Old Dominion on the other hand are to be borne by Old Dominion. None of the Facility Owner, the Owner Trustee, the Owner Participant, the Agent nor the Lenders shall have any responsibility or liability to Old Dominion or any other Person with respect to any of the following: (i) any liability, loss or damage caused or alleged to be caused directly or indirectly by Clover Unit 2 or any Component or by any inadequacy thereof or deficiency or defect therein or by any other circumstances in connection therewith; (ii) the use, operation or performance of Clover Unit 2 or any Component or any risks relating thereto; (iii) any interruption of service, loss of business or anticipated profits or consequential damages; or
(iv) the delivery, operation, servicing, maintenance, repair, improvement, replacement or decommissioning of Clover Unit 2 or any Component.

                   During the Term, so long as no Event of Default shall have occurred and be continuing, the Facility Owner hereby appoints irrevocably and constitutes Old Dominion its agent and attorney-in-fact, coupled with an interest, to assert and enforce, from time to time, in the name and for the account of the Facility Owner and Old Dominion, as their interests may appear, but in all cases at the sole cost and expense of Old Dominion, whatever claims and rights the Facility Owner may have in respect of the Equipment Interest against the manufacturers of the Unit 2 Equipment or the Common Facilities Equipment, or vendors or contractors under the Clover Agreements.

         SECTION 4.2 QUIET ENJOYMENT. The Facility Owner agrees that, notwithstanding any provision of any other Operative Document, so long as no Event of Default shall have occurred and be continuing, it shall not through its own actions or inactions interfere with or interrupt the quiet enjoyment of the use, operation and possession by Old Dominion of the interest in Clover Unit 2 or the Equipment Interest conveyed by this Operating Equipment Agreement subject to the terms of this Operating Equipment Agreement; PROVIDED, HOWEVER, that the Facility Owner makes no covenant with respect to the interruption of such enjoyment, use, operation and possession of Clover Unit 2 or the Equipment Interest arising from actions of any of the Lenders or the Agent.


SECTION 5.         RETURN OF EQUIPMENT INTEREST.

         SECTION 5.1 RETURN. Upon the expiration of the Term, unless Old Dominion shall have purchased the Equipment Interest pursuant to Section 15.1, or upon any early termination of this Operating Equipment Agreement, other than a termination in accordance with Section 10, 13 or 18 Old Dominion, at its own expense, shall return the Equipment Interest by delivering constructive possession of the same to the Facility Owner, at the location of Clover Unit 2 on the Clover Real Estate in Clover, Virginia and shall comply with the provisions of Section 5 of the Operating Foundation Agreement in respect of the Foundation Interest. In the event Virginia Power exercises its rights under
Section 6.3 of the Head Agreements, Old Dominion shall return the Equipment Interest by delivering constructive possession of the same to Virginia Power, at the location of Clover Unit 2 on the Clover Real Estate in Clover, Virginia and shall comply with the provisions of Section 5 of the Operation Foundation Agreement in respect of the Foundation Interest.

         SECTION 5.2 CONDITION UPON RETURN. Except with respect to a return of the Equipment Interest pursuant to Section 14.3, at the time of any return of the Equipment Interest by Old Dominion in accordance with Section 5.1, the following conditions shall be complied with, all at Old Dominion's sole cost and expense:

                   (a) the right to use the Equipment Interest granted hereunder for the benefit of Old Dominion shall cease and terminate;

                   (b) Clover Unit 2 will be in at least as good condition as if it had been maintained, repaired and operated during the Term in compliance with the provisions of this Operating Equipment Agreement and there shall be no deferred maintenance in respect of Clover Unit 2;

                   (c) Old Dominion shall cooperate with all reasonable requests of the Owner Participant or the Facility Owner, at the expense of Old Dominion, for purposes of obtaining, or enabling the Owner Participant or the Facility Owner or their respective designees to obtain, any and all licenses, permits, approvals and consents of any Governmental Entities or other Persons (including Virginia Power) that are or will be required to be obtained by the Owner Participant or the Facility Owner in connection with its use, operation or maintenance of the Equipment Interest on or after such return in compliance with Applicable Law and in the manner contemplated by the Clover Agreements (including, to the extent permitted by Applicable Law, the transfer by Old Dominion to the Owner Participant or the Facility Owner or their respective designees of any such licenses, permits, approvals and consents of any Governmental Entities or other Persons as are maintained in the name of Old Dominion);

                   (d) Old Dominion  shall return and  surrender  possession  of
                       Equipment Interest to the Facility Owner (or its designee) free and clear of all Liens (other than Liens described in clauses (iii), (iv), (v), (vi), (vii),
                       (viii) (but only in circumstances where Old Dominion elects the Service Contract Option, no Payment Default, Bankruptcy Default or Event of Default has occurred and is continuing and the Facility Owner refinances the then outstanding aggregate principal amount of the Loans by the issuance of Additional Loan Certificates under the Loan Agreement to evidence a New Loan in such aggregate principal amount and then only to the extent of such aggregate principal amount), (ix), (x) (but only if such return shall occur prior to December 30, 2004) and (xi) of the definition of "Permitted Liens");

                   (e) Old  Dominion  shall  deliver to the  Facility  Owner all
                       books  and  records   (including  records  maintained  on
                       electronic media) relating to Clover Unit 2 in its possession (including operating, maintenance, overhaul and modification records and engineering reports);

                   (f) Old Dominion and Clover Unit 2 shall be in compliance
                       with Applicable Laws and relevant licenses, permits, approvals and consents of Governmental Entities (without regard to whether Old Dominion is contesting the validity or applicability thereof) and all other applicable provisions of this Operating Equipment Agreement and the Operating Foundation Agreement (including with respect to the maintenance and condition thereof);

                   (g) if Old Dominion  exercises the Service  Contract  Option,
                       Old Dominion shall take such action as shall be expressly required pursuant to the Operative Documents, the Clover Agreements and the Power Sales Agreement, for purposes of putting into effect the terms and provisions thereof;

                   (h) Old  Dominion  shall  provide  a  written  report  by  an
                       Independent Engineer in form and substance reasonably acceptable to the Owner Participant certifying that (i) Clover Unit 2 is in the state of repair and maintenance required by this Operating Equipment Agreement and the

                       Operating Foundation Agreement and (ii) the following specific conclusions, based on tests, inspections and evaluations conducted by such Independent Engineer not more than 360 days and not less than 180 days prior to the end of the Term:

                       (1) the  net  unit  heat  rate  of  the  Clover   Unit  2
                           Generating Facility, as determined by an integrated heat rate test conducted in conjunction with the net electrical output test, at full load (380 MW, valves wide open, normal pressure conditions) is at most 10,100 BTU/KWH;

                       (2) the  net  electrical  output  of  the  Clover  Unit 2
                           Generating Facility, as determined over a 24-hour test period conducted concurrently with the above heat rate test, is not less than 380 MW;

                       (3) the Clover Unit 2 Generating  Facility's emissions at
                           maximum load (390 MW or whatever generation level results, valves wide open, 5% over normal pressure conditions) and all reasonably anticipated partial load conditions, and when operating on all fuels within ranges permitted under all applicable permits, are within all applicable operating permits for the Clover Unit 2 Generating Facility, as determined by a detailed review of stack emissions data and historical environmental reporting history;

                       (4) the performance of the main generator,  step-up, unit
                           auxiliary and all medium to low voltage step-down transformers are at levels better than or equal to performance levels required to successfully operate the Clover Unit 2 Generating Facility at maximum capability (380 MW) and all reasonably anticipated partial load conditions;

                       (5) there are no material tube failures in respect of the
                           Clover Unit 2 Generating Facility, as demonstrated by operation of such facility for not less than 72 consecutive hours with turbine inlet pressure at 105% (or more) of the rated turbine guarantee pressure and turbine valves wide open;

                       (6) the boiler  feedwater  pumps perform at levels better
                           than or equal to performance levels required to successfully operate the Clover Unit 2 Generating Facility at full load (maximum continuous rating, 5% over normal pressure, valves wide open) and all reasonably anticipated partial load conditions, as demonstrated by performance testing that includes cycling the Clover Unit 2 Generating Facility through partial to full loads and testing of individual pumps and testing of the pumps in combination;

                       (7) the Clover  Unit 2  Generating  Facility  is operable
                           within the operating parameters then existing and reasonably anticipated to exist for at least 13 years after the date of such return, as determined based on an evaluation of the Clover Unit 2 Generating Facility's systems, emissions controls and such other tests as may be specified by the Independent Engineer;

                       (8) there are no  condenser  tube leaks in respect of the
                           Clover Unit 2 Generating Facility, as determined through inspection;

                       (9) all the Clover  Unit 2  Generating  Facility  piping,
                           including all high pressure piping, is acceptable in accordance with Prudent Utility Practices, as determined through inspections of piping and piping components;

                      (10) major  overhauls of the turbine in respect of the
                           Clover Unit 2 Generating Facility, which include the examination of the complete turbine including high pressure, intermediate pressure, and low pressure blading, bearings, steam and drain pipes, bypass
                           valves  and control   valves,   have  been  performed
                           in accordance    with    recommended    supplier
                           inspection   schedules  and  Prudent  Utility
                           Practices and all necessary and desirable repairs and replacements have been performed during such overhauls;

                      (11) conveyer  belting  has  been  replaced  on  a
                           staggered basis based on results of annual inspections, as is customary for other facilities similar to Clover Unit 2 that are operated by the then current Clover Unit 2 Operator;

                      (12) all other  Components shall be in a condition that
                           reflects  the Clover Unit 2  Operator's ongoing
                           repair,  maintenance and replacement program   as
                           described   in   the   Clover Agreements;

                      (13) it has  reviewed  in respect of Clover Unit 2 all
                           operating records, outage reports, all turbine opening reports, all major equipment inspection
                           reports,   all  outstanding  work requests and
                           equipment repair orders over at least the four-year period preceding the date of expiration or earlier termination of the Term of this Operating Equipment Agreement (and, if Old Dominion shall have elected the Service Contract Option, the engineer shall
                           state  the  Unit  2   Generating   Facility's
                           Availability (as defined in the Operating Agency Agreement), expressed as a percentage, for the three years preceding the expiration of the Term);

                      (14) it has  performed in respect of Clover Unit 2 an
                           analysis of  significant  deviations  from expected
                           plant   conditions   as   of   the Expiration  Date,
                           including an estimate with such certificate of the cost of restoring Clover Unit 2 to that expected condition; and

                      (15) there are no material  capital  expense items other
                           than routine major maintenance items anticipated during the 13 years following the date of such return.

                       The conclusions of the Independent Engineer hereinabove referred to shall be accompanied by such inspection reports, tests and other data as shall be reasonably necessary to substantiate such conclusions;

                  (i) there shall be no material litigation or similar proceeding pending against Old Dominion or the Clover Unit 2 Operator with respect to Clover Unit 2 (or the Equipment Interest or the Foundation Interest) if the likelihood of a failure to succeed is other than remote or could, if determined adversely to Old Dominion or the Clover Unit 2 Operator, reasonably be expected to result in a material adverse effect on Clover Unit 2, the Equipment Interest or the Foundation Interest;

                  (j) all property and similar Taxes (other than any Taxes in respect of which specific provision has been made in the Operative Documents) payable in connection with such surrender and return shall, subject to Section 8.2 of the Participation Agreement, have been paid by Old Dominion; and

                  (k) the Owner Participant and the Facility Owner shall have received evidence satisfactory to the Owner Participant and the Facility Owner that (i) each of the Clover Agreements is in full force and effect, (ii) there have been no amendments, supplements or modifications to the Clover Agreements other than in accordance with Section 7 of the Clover Agreements Assignment, (iii) if the Service Contract Option is elected, the Clover Agreements as thus amended are adequate to enable required performance under the Power Sales Agreement and (iv) Old Dominion is not, and to the best of Old Dominion's knowledge no other party to the Clover Agreements is, in default in the performance of its obligations, covenants or conditions contained therein.

         SECTION 5.3 ENVIRONMENTAL REPORT. In connection with a return pursuant to Section 5.2 and Section 14.3, Old Dominion shall provide to the Facility Owner and the Owner Participant, not later than 270 days prior to the Expiration Date, or in connection with a return other than on the Expiration Date, not later than the date of return, an inspection report prepared by a reputable environmental consulting firm (selected by the Owner Participant and reasonably acceptable to Old Dominion) as to the environmental condition of Clover Unit 2 and the Clover Real Estate and the compliance or non-compliance with applicable environmental laws, in form, scope and substance reasonably satisfactory to the

Owner Participant. The costs and expenses of preparing and providing such report shall be for the account of Old Dominion. The provision of such report shall not relieve Old Dominion of liability with respect to environmental conditions, known or unknown, in respect of Clover Unit 2 and the Clover Real Estate, and Old Dominion will take any and all actions necessary to ensure that Clover Unit 2 and the Clover Real Estate comply with all such environmental laws. If such report shall indicate that either Clover Unit 2 or the Clover Real Estate is not in compliance with applicable environmental laws, Old Dominion shall, within 90 days of the Facility Owner having received such inspection report, (a) provide the Owner Participant with a remediation plan approved by the applicable Governmental Entity designed to ensure that Clover Unit 2 and the Clover Real Estate will be brought into compliance with applicable environmental laws as promptly as is reasonably practical and without materially adversely affecting the continued operation of Clover Unit 2 and (b) (i) place in escrow funds in an amount corresponding to the Facility Owner's Percentage of the cost estimate of such remediation plan (as certified by the environmental consulting firm that prepared such report or another expert reasonably satisfactory to the Owner Participant), which escrow shall provide for the payment of the costs of such plan as the same become due and payable or (ii) make other arrangements that are satisfactory to the Owner Participant, as determined in its sole discretion acting in good faith, for such purposes. The obligations of Old Dominion set forth in this Section 5.3 shall survive the termination of this Operating Equipment Agreement and the expiration of the Term.

         SECTION 5.4 EXPENSES. Old Dominion agrees to pay or reimburse, on an After-Tax Basis, on demand, all costs and expenses incurred by the Facility Owner, the Owner Trustee, the Owner Participant, the Agent or any Lender (including the costs, fees and expenses of any Independent Engineer, environmental consultant fees, financial adviser fees and legal counsel fees) in connection with any return contemplated by this Section 5.





SECTION 6.         LIENS.

         Old Dominion will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to all or any portion of the Trust Estate or in, to or under this Operating Equipment Agreement or any other Operative Document, except Permitted Liens, and Old Dominion shall promptly notify the Facility Owner of the imposition of any such Lien of which Old Dominion is aware and shall promptly, at its own expense, take such action as may be necessary duly to discharge such Lien.


SECTION 7.         MAINTENANCE; REPLACEMENTS OF COMPONENTS.

         SECTION 7.1 MAINTENANCE. Old Dominion, at its own cost and expense, will cause Clover Unit 2 to be maintained consistent with Prudent Utility Practice in good condition, repair and working order and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, (a) all as in the judgment of Old Dominion may be necessary so that the business carried on in connection with the Equipment Interest may be properly and advantageously conducted by Old Dominion at all times, (b) in accordance with the Clover Agreements, the Old Dominion Indenture and the Pollution Control Assets Lease Documents and (c) in compliance with all material Applicable Laws of any Governmental Entity having jurisdiction, including, without limitation, all material environmental protection, pollution and safety laws.

         SECTION 7.2 REPLACEMENT OF COMPONENTS. In the ordinary course of maintenance, service, repair or testing, Old Dominion, at its own cost and expense, may remove or cause to be removed from Clover Unit 2 any Component; PROVIDED, HOWEVER, that Old Dominion shall cause such Component to be replaced by a replacement Component which shall be free and clear of all Liens (except Permitted Liens) and shall be in as good operating condition as, and shall have a current and residual value, remaining useful life and utility at least equal to, that of the Component replaced, assuming such replaced Component was in at least the condition and repair required to be maintained in accordance with the terms of this Operating Equipment Agreement (each such replacement Component being herein referred to as a "Replacement Component") as promptly as practicable. If any part of Clover Unit 2 shall be removed and such removal shall cause material damage to Clover Unit 2, Old Dominion, at its own cost and expense, shall promptly repair or cause the repair of such damage. An undivided interest equal to the Facility Owner's Percentage in each Component at any time removed from the Unit 2 Equipment or the Common Facilities Equipment shall remain subject to the Head Equipment Agreement and this Operating Equipment Agreement, wherever located, until such time as such Component shall be replaced by a Replacement Component which has been incorporated in Clover Unit 2 and which meets the requirements for Replacement Components specified above. Immediately upon any Replacement Component becoming incorporated in the Unit 2 Equipment or the Common Facilities Equipment, without further act (and at no cost to the Facility Owner and with no adjustment to the Head Equipment Agreement Basic Consideration), (i) the replaced Component shall no longer be subject to the Head Equipment Agreement or this Operating Equipment Agreement,
(ii) an undivided interest equal to the Facility Owner's Percentage in the Replacement Component shall thereupon become subject to the Head Equipment Agreement, and (iii) an undivided interest equal to the Facility Owner's Percentage in such Replacement Component shall become subject to this Operating Equipment Agreement and be deemed a part of Clover Unit 2 for all purposes hereof. Notwithstanding anything in this Section 7.2 or elsewhere in this Operating Equipment Agreement to the contrary, if Old Dominion or the Clover Unit 2 Operator has determined that a Component is surplus or obsolete, it shall have the right to remove such Component without replacing it; PROVIDED that no such Component may be so removed without being replaced if such removal would diminish the current or residual value, remaining useful life or utility of Clover Unit 2.


SECTION 8.         MODIFICATIONS.

         SECTION 8.1 REQUIRED MODIFICATIONS. Subject to the Clover Agreements, Old Dominion, at its own cost and expense, shall make or cause to be made all Modifications to Clover Unit 2 as it relates to the Equipment Interest as are required by the Clover Agreements (each, a "Required Modification").

         SECTION 8.2 OPTIONAL MODIFICATIONS. Old Dominion at any time may make or cause to be made any Modification to the Unit 2 Equipment as Old Dominion considers desirable in the proper conduct of its business (an "Optional Modification"); PROVIDED that, no Optional Modification to the Unit 2 Equipment shall impair the operation of Clover Unit 2 or diminish the current or residual value, remaining useful life or utility of Clover Unit 2 below the current or residual value, remaining useful life or utility thereof immediately prior to such Optional Modification, assuming such Clover Unit 2 was then in the condition required to be maintained by the terms of this Operating Equipment Agreement and the Operating Foundation Agreement.

         SECTION 8.3 TITLE TO MODIFICATIONS; SUBJECTION TO HEAD EQUIPMENT AGREEMENT. Title to an undivided interest as a tenant-in-common with Virginia Power in (a) all Modifications to the Retained Assets and (b) all Severable Modifications to the Pollution Control Assets, shall immediately vest in Old Dominion and become subject to the Lien of the Old Dominion Indenture and be deemed Retained Assets for all purposes of this Operating Equipment Agreement. Title to an undivided interest as a tenant in common with Virginia Power in any Nonseverable Modifications to the Pollution Control Assets shall immediately vest in the Pollution Control Assets Lessor and become subject to the Pollution Control Assets Lease and be deemed Pollution Control Assets for all purposes of this Operating Equipment Agreement. An undivided interest equal to the Facility Owner's Percentage in all Modifications shall immediately become subject to the Head Equipment Agreement (at no cost to the Facility Owner and with no adjustment to the Head Equipment Agreement Consideration) and be deemed a part of the Equipment Interest for all purposes hereof, and Old Dominion, at its own cost and expense, shall take such steps as the Facility Owner may require from time to time to confirm that the foregoing Modifications are subject to the Head Equipment Agreement.


SECTION 9.         HELL OR HIGH WATER CLAUSE.


         This Operating Equipment Agreement is a "net lease" and Old Dominion's obligation to pay all Equipment Payments payable hereunder shall be absolute and unconditional under any and all circumstances and shall not be affected by any circumstance of any character, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which Old Dominion may have against the Facility Owner, the Owner Trustee, the Owner Participant, the Agent or any Lender or any other Person, (ii) any lack or invalidity of title or any defect in the title, condition, design, operation, merchantability or fitness for use of Clover Unit 2 or any Component, any unavailability of Clover Unit 2, the Clover Real Estate, any Component, any other portion of Old Dominion's Unit 2 Interest or any part of the foregoing after its delivery and acceptance by Old Dominion hereunder, for any reason, (iii) any loss or destruction of, or damage to, Clover Unit 2 or any Component or interruption or cessation in the use or possession thereof by Old Dominion for any reason whatsoever and of whatever duration, (iv) the condemnation, requisitioning, expropriation, seizure or other taking of title to or use of Clover Unit 2, the Clover Real Estate, any Component, any other portion of Old Dominion's Unit 2 Interest or any part of the foregoing by any Governmental Entity or otherwise, (v) the invalidity or unenforceability or lack of due authorization or other infirmity of this Operating Equipment Agreement or any other Operative Document, (vi) the lack of right, power or authority of the Facility Owner to enter into this Operating Equipment Agreement or any other Operative Document, (vii) any ineligibility of Clover Unit 2 or any Component for any particular use, whether or not due to any failure of Old Dominion or the Clover Unit 2 Operator to comply with any Applicable Law, (viii) any event of Force Majeure or any frustration, (ix) any legal requirement similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, (x) any insolvency, bankruptcy, reorganization or similar proceeding by or against Old Dominion or any other Person, (xi) any Lien of any Person with respect to Clover Unit 2, the Clover Real Estate, any Component, any other portion of Old Dominion's Unit 2 Interest or any part of the foregoing, (xii) the existence of the Qualifying Security, the Payment Undertaking Agreement or the Qualifying Surety Bond (other than to the extent of the Equipment Payments discharged from any remittance from the Qualifying Security, the Payment Undertaking Agreement or the Qualifying Surety Bond) or (xiii) any other cause, whether similar or dissimilar to the foregoing, any present or future law notwithstanding, except as set forth herein or in any other Operative Documents, it being the intention of the parties hereto that all Equipment Payments payable by Old Dominion hereunder shall continue to be payable in all events in the manner and at times provided for herein. Such Equipment Payments shall not be subject to any abatement and the payments thereof shall not be subject to any setoff or reduction for any reason whatsoever, including any present or future claims of Old Dominion against the Facility Owner or any other Person under this Operating Equipment Agreement or otherwise. To the extent permitted by Applicable Law, Old Dominion hereby waives any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Operating Equipment Agreement with respect to the Equipment Interest, except in accordance with Sections 10, 13, 14, 15 or 18. If for any reason whatsoever this Operating Equipment Agreement shall be terminated in whole or in part by operation of law or otherwise, except as specifically provided herein, Old Dominion nonetheless agrees to the extent permitted by Applicable Law, to pay to the Facility Owner an amount equal to each installment of Basic Payment and all Supplemental Payments due and owing, at the time such payment would have become due and payable in accordance with the terms hereof had this Operating Equipment Agreement not been so terminated. Nothing contained herein shall be construed to waive any claim which Old Dominion might have under any of the Operative Documents or otherwise or to limit the right of Old Dominion to make any claim it might have against the Facility Owner or any other Person or to pursue such claim in such manner as Old Dominion shall deem appropriate.


SECTION 10.        LOSS, DESTRUCTION, REQUISITION, ETC.

         SECTION 10.1 EVENTS OF LOSS. Old Dominion will notify the Facility Owner, the Owner Participant and the Agent of any damage to Clover Unit 2, which Old Dominion reasonably anticipates may cause Clover Unit 2 to be out of service for at least 18 months or any seizure, expropriation, condemnation or requisition of title to, or use of, Clover Unit 2. Upon the occurrence of an Event of Loss described in clause (i), (ii), (iii) or (v) of the definition of Event of Loss of which it is aware, Old Dominion shall notify the Facility Owner, the Owner Participant and the Agent promptly but in any event within 30 days of such Event. The Owner Participant or the Facility Owner will promptly notify Old Dominion of any event of which it is aware that upon election of the

Owner Participant would result in an Event of Loss  described in clause (iv) or
(vi) of the definition of Event of Loss. If an Event of Loss described in clauses (i), (ii) or (iii) of the definition of Event of Loss shall occur, then no later than six months following such occurrence Old Dominion shall notify the Facility Owner in writing of its election to either (a) if no Event of Default has occurred and is continuing and subject to the satisfaction of the conditions set forth in Section 10.3, replace Clover Unit 2 in accordance with the provisions of the Clover Agreements with a similar facility having a fair market value (present and residual), remaining useful life and utility at least equal to that of Clover Unit 2 prior to such replacement, assuming Clover Unit 2 was in the condition and repair required to be maintained by this Operating Equipment Agreement and the Operating Foundation Agreement or (b) terminate this Operating Equipment Agreement and the Operating Foundation Agreement pursuant to Section 10.2 hereof and Section 10.2 thereof. Old Dominion may elect the option provided in clause (b) of the preceding sentence regardless of whether Clover Unit 2 is to be replaced. If Old Dominion fails to make an election as provided above, an Event of Loss shall be deemed to occur as of the end of the six month period referred to in the fourth sentence of this Section 10.1.

         SECTION 10.2 PAYMENT OF TERMINATION VALUE; TERMINATION OF EQUIPMENT PAYMENTS. (a) If (w) Old Dominion shall elect not to replace Clover Unit 2 pursuant to Section 10.3 hereof following an Event of Loss described in clause
(i), (ii) or (iii) of the definition of Event of Loss or an Event of Loss shall be deemed to occur pursuant to the last sentence of Section 10.1, (x) an Event of Loss described in clause (iv) of the definition of Event of Loss shall occur, or (y) an Event of Loss described in clause (v) of the definition of Event of Loss shall occur, then, on the next Termination Date following Old Dominion's notice of its election referred to in the second sentence of Section 10.1 in the case of clause (w) above, and on the next Termination Date occurring at least three months after such occurrence in the case of clause (x) or (y) above, Old Dominion shall terminate this Operating Equipment Agreement and pay to the Facility Owner (A) the Termination Value determined as of the relevant Termination Date, plus (B) all amounts of Supplemental Payments (including, without limitation, all costs and expenses of the Facility Owner, the Owner Trustee, the Owner Participant, the Agent and the Lenders, and all sales, use, value added and other Taxes required to be indemnified by Old Dominion pursuant to Section 8.2 of the Participation Agreement, associated with the exercise of the termination option pursuant to this Section 10.2) due and payable on or prior to such Termination Date, plus (C) any unpaid Basic Payment due before such Termination Date and, if such Termination Date shall be a Payment Date, the Basic Payment (to the extent payable in arrears) due and payable on such Payment Date. If an Event of Loss described in clause (vi) of the definition of Event of Loss shall occur, then on the next Termination Date occurring at least 30 days following such Event of Loss Old Dominion shall terminate this Operating Equipment Agreement and pay to the Facility Owner (X) an amount equal to the sum of the outstanding balance of the Loan Certificates and the proceeds of the Qualifying Security, plus (Y) all amounts of Supplemental Payments (including, without limitation, all costs and expenses of the Facility Owner, the Owner Trustee, the Owner Participant, the Agent and the Lenders, and all sales, use, value added and other Taxes required to be indemnified by Old Dominion pursuant to Section 8.2 of the Participation Agreement associated with the exercise of the termination option pursuant to this Section 10.2) due and payable on or prior to such Termination Date, plus (Z) any unpaid Basic Payment due before such Termination Date and, if such Termination Date shall be a Payment Date, the Basic Payment (to the extent payable in arrears) due and payable on such Payment Date. In connection with Old Dominion's payment contemplated by the preceding sentence, Old Dominion, at the option of the Facility Owner, shall either liquidate the Qualifying Security and remit the proceeds to the Facility Owner or deliver the bonds or other securities in the Qualifying Security to the Facility Owner in satisfaction of Old Dominion's obligation to pay the proceeds of the Qualifying Security.

                   (b) Concurrently with the payment of all sums required to be paid pursuant to this Section 10.2 and Section 10.2 of the Operating Foundation Agreement, (1) Basic Payments for the Equipment Interest shall cease to accrue,
(2) Old Dominion shall cease to have any liability to the Facility Owner with respect to the Equipment Interest except for Supplemental Payment obligations (including, without limitation, those under Sections 8.1 and 8.2 of the Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express provisions of any Operative Document or which have otherwise accrued but not been paid as of such Termination Date, (3) the Facility Owner will prepay the Loan Certificates pursuant to Section 2.10 of the Loan Agreement, (4) the Facility Owner will at Old Dominion's cost and expense execute and deliver to Old Dominion a release or termination of this Operating Equipment Agreement,
(5) the Facility Owner shall transfer the Facility Owner's Unit 2 Interest to Old Dominion pursuant to this Section 10.2 and Section 10.2 of the Operating Foundation Agreement, Section 10 of the Ground Lease and Sublease and Section
10.1 of each of the Head Agreements on an "as is", "where is" and "with all faults" basis, without representations or warranties other than a warranty as to the absence of Facility Owner's Liens and Owner Participant's Liens and (6) this Operating Equipment Agreement shall terminate and Old Dominion shall, assuming the Facility Owner and the Owner Participant are in compliance with all of their obligations under the Operative Documents, cause the Agent to discharge the Liens of the Loan Agreement and the Leasehold Mortgage and to execute, acknowledge and deliver (and file and record where appropriate) appropriate releases and all other documents or instruments necessary or desirable to effect the foregoing, all in form and substance reasonably satisfactory to the Facility Owner and at the cost and expense of Old Dominion.

                   (c) Any payments with respect to the Equipment Interest received at any time by the Facility Owner, the Owner Trustee or Old Dominion from any Governmental Entity as a result of the occurrence of an Event of Loss described in clause (iii) of the definition of Event of Loss shall be applied as follows:

                       (i) so much of such  payments  as shall  not  exceed  the
                   amount required to be paid by Old Dominion pursuant to clause
                   (A) of paragraph (a) of this Section 10.2 shall be applied in reduction of Old Dominion's obligation to pay such amount if not already paid by Old Dominion or, if already paid by Old Dominion, shall be applied to reimburse Old Dominion for its payment of such amount; and

                       (ii) the  balance,  if any,  of such  payments  remaining
                   thereafter shall be apportioned between the Facility Owner and Old Dominion in the proportion that the value of the

                   Facility Owner's Unit 2 Interest bears to the value of Old Dominion's Unit 2 Interest.

                   If the Indenture Trustee shall receive any payments with respect to the Equipment Interest from any Governmental Entity as a result of the occurrence of an Event of Loss described in clause (iii) of the definition of Event of Loss, Old Dominion shall pay to the Facility Owner an amount equal to the amount that would have been payable to the Facility Owner under clause
(ii) of this paragraph (c) had such payments been made to Old Dominion.

         SECTION 10.3 REPLACEMENT. Old Dominion's right to replace Clover Unit 2 pursuant to clause (a) of Section 10.1 hereof shall be subject to the fulfillment, at Old Dominion's sole cost and expense, in addition to the conditions contained in said clause (a) and the conditions contained in Section
10.3 of the Operating Foundation Agreement, of the following conditions:

                   (a) on the date Old Dominion  shall notify the Facility Owner of its  election  to replace  Clover  Unit 2 pursuant  to
                       Section 10.1, Old Dominion shall deliver to the Facility Owner and the Owner Participant a tax opinion of counsel, such counsel and its opinion to be reasonably satisfactory to the Facility Owner and the Owner Participant, to the effect that, assuming the proposed replacement is completed in the manner and within the time proposed, such replacement will not adversely affect the federal income tax consequences of the transaction contemplated by the Operative Documents to the Owner Participant, the Facility Owner or any Affiliate, such opinion to take into account any payments made by Old
                       Dominion (in its discretion) to reimburse any of such Persons for any loss of Tax Benefits;

                   (b) Old Dominion shall cause the replacement of Clover Unit 2 to commence as soon as practicable after the occurrence of such Event of Loss and in all events within 24 months of the occurrence of the event that caused such Event of Loss and will cause work on such replacement to proceed diligently thereafter. As the replacement of Clover Unit 2 progresses, title to an undivided interest in such replaced facilities (i) which are replacements of the
                       Retained Assets shall immediately vest in Old Dominion and Virginia Power as tenants-in-common, and (ii) which are replacements of Pollution Control Assets shall immediately vest in the Pollution Control Assets Lessor and Virginia Power as tenants-in-common, subject to the Lien of the Old Dominion Indenture and, if such facilities are replacements of Pollution Control Assets, the Pollution Control Assets Lease, and an undivided interest equal to the Facility Owner's Percentage in such replaced facilities corresponding to the Unit 2 Equipment and the Common Facilities Equipment shall become subject to the Head Equipment Agreement and to this Operating Equipment Agreement, automatically, for all purposes hereof, without any further act by any Person;

                   (c) on the  date of the  completion  of such  replacement  of
                       Clover Unit 2 (the "Replacement Closing Date") the following documents shall have been duly authorized, executed and delivered and, if appropriate, filed for recordation by the respective party or parties thereto and shall be in full force and effect, and an executed counterpart of each thereto shall be delivered to the Facility Owner and the Owner Participant: (1) supplements to the Head Equipment Agreement and this Operating Equipment Agreement, subjecting an undivided interest equal to the Facility Owner's Percentage in the replaced facilities to the Head Equipment Agreement and this Operating Equipment Agreement (with no change in Head Equipment Agreement Basic Consideration or Basic Payments as a result of such replacement), (2) supplements to the Loan Agreement and the Leasehold Mortgage subjecting the Facility Owner's Unit 2 Interest in such replaced facilities to the Liens of the Loan Agreement and the Leasehold Mortgage, (3) supplements to the Clover Operating Agreement and the Operating Agency Agreement as are necessary to subject the replaced facilities to the Clover Operating Agreement and the Operating Agency Agreement, (4) such recordings and filings as may be reasonably requested by the Owner Participant or the Agent to be made or filed in such public offices as are necessary, (5) an opinion of counsel of Old Dominion, such counsel and such opinion to be reasonably satisfactory to the Owner Participant and the Agent, to the effect that (w) the supplements to the Head Equipment Agreement and this Operating Equipment Agreement referred to in clause (1) above constitute effective instruments for subjecting such replaced facilities to the Head Equipment Agreement and this Operating Equipment Agreement, (x) the supplements to the Loan Agreement and the Leasehold Mortgage referred to in clause (2) above constitute effective instruments for subjecting the Facility Owner's Unit 2 Interest in such replaced facilities to the Liens of the Loan Agreement and the Leasehold Mortgage, (y) all filings and other action necessary to perfect and protect the Facility Owner's interest in an undivided interest equal to the Facility Owner's Percentage in the replaced facilities and to subject the Facility Owner's Unit 2 Interest in such replaced facilities to the Liens of the Loan Agreement and the Leasehold Mortgage have been accomplished, and
                       (z) such replaced facilities corresponding to the Unit 2 Equipment and the Common Facilities Equipment have been constructively severed from the Clover Real Estate and, hence, constitute personal property for purposes of Virginia law, (6) an appraisal by an Independent Appraiser, certifying that Clover Unit 2 as so replaced has a fair market value (present and residual), remaining useful life and utility at least equal to Clover Unit 2 prior to the damage or destruction causing the Event of Loss (assuming Clover Unit 2 was in the condition and repair required to be maintained by the terms of this Operating Equipment Agreement and the Operating Foundation Agreement), (7) a report by an Independent Engineer certifying that Clover Unit 2 as so replaced is in a state of repair and condition required by this
                       Operating   Equipment   Agreement   and   the   Operating

                       Foundation Agreement, (8) an Officer's Certificate of Old Dominion as to compliance with this Section 10.3 and that no Event of Default shall have occurred as a result of the replacement and (9) satisfactory evidence as to the compliance with Section 11 of this Operating Equipment Agreement and the Operating Foundation Agreement with respect to Clover Unit 2, as so replaced;

                   (d) on the Replacement Closing Date, the Facility Owner shall
                       receive  a  valid   interest  under  the  Head  Equipment
                       Agreement in all or the portion of Clover Unit 2 replaced, free and clear of Liens other than Permitted Liens; and

                   (e) on the Replacement  Closing Date, the Facility Owner, the
                       Owner Participant and the Agent shall have received such documents and evidence with respect to Old Dominion and all or the portion of Clover Unit 2 replaced as the Facility Owner, the Owner Participant and the Agent may request in order to establish the consummation of the transactions contemplated by this Section 10.3 and
                       Section 10.3 of the Operating Foundation Agreement, the taking of all necessary action in connection therewith (including the receipt of all relevant licenses, permits, approvals and consents of all Governmental Entities), and compliance with all conditions set forth in this Section
                       10.3 and in Section 10.3 of the Operating Foundation Agreement, in each case in form and substance reasonably satisfactory to the Facility Owner, the Owner Participant and the Agent.

         Whether or not the transactions contemplated by this Section 10.3 are consummated, Old Dominion agrees to pay or reimburse, on an After-Tax Basis, any costs or expenses (including reasonable legal fees and expenses) incurred by the Facility Owner, the Owner Trustee, the Owner Participant, the Lenders or the Agent in connection with the transactions contemplated by this Section 10.3.

         SECTION 10.4 EMINENT DOMAIN. In the event that during the Term the use of all or any portion of the Equipment Interest is requisitioned or taken by or pursuant to a request of any Governmental Entity under the power of eminent domain or otherwise for a period which does not constitute an Event of Loss, Old Dominion's obligation to pay all installments of Basic Payments shall continue for the duration of such requisitioning or taking. Old Dominion shall be entitled to receive and retain for its own account all sums payable for any such period by such Governmental Entity as compensation for such requisition or taking of possession. Any amount referred to in this Section 10.4 which is payable to Old Dominion shall not be paid to Old Dominion, or if it has been previously paid directly to Old Dominion, shall not be retained by Old Dominion, if at the time of such payment a Payment Default or Event of Default shall have occurred and be continuing, but shall be paid to and held by the Facility Owner as security for the obligations of Old Dominion under this Operating Equipment Agreement, and upon the earlier of (a) 180 days after the Facility Owner shall have received such amount; PROVIDED the Facility Owner has not proceeded to exercise any remedy under Section 17 and it is not stayed or prevented by law or otherwise from exercising such remedy and (b) such time as there shall not be continuing any such Payment Default or Event of Default, such amount shall be paid to Old Dominion.


SECTION 11.        INSURANCE.

         (a) Subject to paragraph (b), Old Dominion shall procure at its own expense and maintain or cause to be maintained in full force and effect:

                   (i) workers' compensation insurance as required by Applicable Law and, to the extent applicable, Longshoremen's and Harbor Workers' Compensation Act insurance including, without limitation, employer's liability insurance with a limit of not less than $25,000,000
         (including coverage under any applicable excess umbrella liability policy) per occurrence and in the aggregate amount where applicable;

                   (ii) commercial general liability insurance with (A) Associated Electric & Gas Insurance Services Limited or (B) other insurance carriers having a reported policyholder surplus of $50,000,000 or more, and, if rated by A.M. Best Company having a Best rating of at least A-VII or better (except for policies underwritten by Lloyd's of London and other companies reasonably acceptable to the Facility Owner), against premises and operations claims for bodily injury (including death) and property damage to third parties. Such insurance shall provide blanket contractual liability, broad form property damage and personal injury coverage with no less than $25,000,000 per occurrence/aggregate (including coverage under any applicable excess umbrella liability policy);

                   (iii) business automobile liability insurance against claims for bodily injury (including death) and property damage covering all owned, leased, non-owned and hired motor vehicles, in an amount not less than $20,000,000 (including coverage under any applicable excess umbrella liability policy) minimum limit per occurrence for combined bodily injury and property damage and in the aggregate where applicable; and

                   (iv) property damage insurance on a basis as required under, and to the extent required by, the Old Dominion Indenture and the Clover Agreements, in any event consistent with prudent industry standards and risk management practices and taking into account Old Dominion's business operations, capital structure, financial condition and risk management policies. Old Dominion shall at all times actively and prudently pursue its rights conferred by Article 4 and 9 of the Clover Operating Agreement to cause the Clover Unit 2 Operator to maintain property damage insurance meeting the criteria of the preceding sentence.

         (b) All  policies of insurance  maintained  pursuant to clauses (i) and
(iv) of paragraph (a) of this Section 11 shall be with insurance carriers having a reported policyholder surplus of $50,000,000 or more and, if rated by A.M.
Best Company having a Best rating of at least A-VII or better (except for policies underwritten by Lloyd's of London and other companies reasonably acceptable to the Facility Owner). Old Dominion's obligation to maintain liability insurance in the amounts set forth in clause (ii) of paragraph (a) of this Section 11 shall be subject to the availability of such insurance in such amounts on commercially reasonable terms. If such amounts are not available on commercially reasonable terms, Old Dominion shall maintain such liability insurance in the amount then indicative of prudent industry standards taking into account Old Dominion's business operations, capital structure, financial condition and risk management policies but, in no event in amounts per occurrence less than or on terms less beneficial to the insureds than liability insurance maintained by Old Dominion in respect of other coal-fired generating units owned or leased by Old Dominion for which Old Dominion has the ability to determine liability insurance amounts and provisions. If Old Dominion maintains any such coverage on a "claims made" basis, it shall cause any such coverage to remain in effect for a period of two years after the earlier of the termination of such insurance coverage or the termination of this Operating Equipment Agreement. Old Dominion will periodically review the liability and property insurance maintained by it or on its behalf and will, if necessary, revise such coverages in order that the liability and property insurance maintained by it or on its behalf is consistent with that maintained by prudent power producers similar to Old Dominion taking into account Old Dominion's business operations, capital structure, financial condition and risk management policies, subject to the availability of such insurance in such amounts on commercially reasonable terms.

         (c) All policies of insurance required to be maintained pursuant to clause (ii) of paragraph (a) of this Section 11 shall within 90 days of the Closing Date, (i) provide that there shall be no recourse against the Facility Owner, the Owner Trustee, the Owner Participant, the Agent and the Lenders for payment of premiums, commissions, assessments or calls or other amounts with respect thereto, (ii) provide the Facility Owner, the Owner Trustee, the Owner Participant, the Agent and the Lenders with at least 60 days' (or 10 days' in the case of nonpayment of premiums) prior written notice of reduction in coverage or amount (other than a reduction in coverage or amount resulting from a payment thereunder), cancellation or non-renewal of any policy, (iii) waive the right of subrogation of the insurers against the Facility Owner, the Owner Trustee, the Owner Participant, the Agent and the Lenders, (iv) provide that the insurance be primary and not excess to or contributory to any insurance or self-insurance maintained by the Facility Owner, the Owner Trustee, the Owner Participant, the Agent and the Lenders, and (v) insure the interest of the Facility Owner, the Owner Trustee, the Owner Participant, the Agent and the Lenders regardless of any breach or violation by Old Dominion, Virginia Power or others of warranties, declarations or conditions contained in such policies, any action or inaction of Old Dominion or others, or any foreclosure relating to Clover Unit 2 or any change in ownership of all or any portion of Clover Unit 2. All liability policies required to be maintained pursuant to this Section 11 shall (x) name the Facility Owner, the Owner Trustee, the Owner Participant, the Agent and the Lenders as additional insureds, (y) include a severability of interest or cross liability clause, and (z) waive the right of subrogation of the insurers against the Facility Owner, the Owner Trustee, the Owner Participant, the Agent and the Lenders.

         (d) Old Dominion will advise the Facility Owner, the Owner Trustee, the Owner Participant, the Agent and the Lenders in writing promptly after obtaining Actual Knowledge thereof of any default in the payment of any premium and any other act or omission on the part of Old Dominion or others which might invalidate or render unenforceable, in whole or in part, any insurance required to be maintained pursuant to paragraph (a) of this Section 11 hereof.

         (e) Within 30 days of each fiscal year of Old Dominion, Old Dominion will provide the Facility Owner, the Owner Trustee, the Owner Participant and the Agent with a certificate of insurance of Watson Wyatt Worldwide or an independent insurance broker or consultant of recognized standing in Virginia
(i) setting forth the carriers with which the liability insurance required by this Section 11 is maintained, (ii) to the effect that such insurance complies with this Section 11, and (iii) to the effect that all premiums in respect of such insurance have been paid.

         (f) In the event Old Dominion fails to take out or maintain insurance coverage required by this Section 11, the Facility Owner, upon 30 days' prior written notice (unless the aforementioned insurance would lapse within such period, in which event notice should be given as soon as reasonably possible) to Old Dominion of any such failure, may (but shall not be obligated to) take out the required policies of insurance and pay the premiums on the same in accordance with Section 20.

         (g) At any time the Facility Owner (either directly or in the name of the Owner Participant) may at its own expense and for its own account carry insurance with respect to its interest in the Equipment Interest; PROVIDED, that such insurance does not in any way interfere with Old Dominion's ability to obtain insurance with respect to the Equipment  Interest  described in paragraph
(a) of this Section 11. Any insurance payments received from policies maintained by the Facility Owner pursuant to the previous sentence shall be retained by the Facility Owner without reducing or otherwise affecting Old Dominion's obligations hereunder.

         (h) As soon as practical after the effective date of the property damage insurance policy or policies obtained by the Clover Unit 2 Operator for Clover Unit 2 for property damage insurance subsequent to the commercial operation of Clover Unit 1, Old Dominion will provide the Owner Participant with a written description of the insurance coverages then maintained for Clover Unit 2 and a certificate of Old Dominion to the effect that (i) it has pursued its rights under Articles 7 and 9 of the Clover Operating Agreement to cause such insurance coverage to comply with the provisions of paragraph (a) of this
Section 11 and (ii) the insurance maintained in respect of Clover Unit 2 complies with this Section 11.

SECTION 12.        INSPECTION.

         During the Term, at such times as reasonably requested, each of the Owner Participant, the Facility Owner, the Owner Trustee, the Agent, each Lender and their representatives may, at reasonable times, on reasonable notice to Old Dominion and the Clover Unit 2 Operator and at their own risk and expense (except, at the expense, but not risk, of Old Dominion when an Event of Default has occurred and is continuing), inspect Clover Unit 2 and the Clover Real Estate; PROVIDED, HOWEVER, that any such inspection will not interfere with the Co-Owners' normal commercial operation of Clover Unit 2 and will be in accordance with Old Dominion's and the Clover Unit 2 Operator's safety and insurance programs.

SECTION 13.        TERMINATION OPTION FOR BURDENSOME EVENTS.

         SECTION 13.1 ELECTION TO TERMINATE. After the occurrence and during the continuance of any of the events specified below, Old Dominion shall have the right, at its option, so long as no Event of Default shall have occurred and be continuing, upon at least 30 days' (one day's in the case of a Burdensome Tax Law Change) prior written notice to the Facility Owner, the Owner Trustee, the Owner Participant and the Agent to terminate this Operating Equipment Agreement on the Termination Date specified in such notice (which shall be a date occurring not more than 90 days after such notice in the case of the events described in clauses (a) and (b) below and a date occurring not more than three days after such notice in the case of an event described in clause (c) below) if:

                   (a) it shall have become illegal for Old Dominion to continue this Operating Equipment Agreement or the Operating Foundation Agreement or for Old Dominion to make payments under this Operating Equipment Agreement or the Operating Foundation Agreement and the transactions contemplated by the Operative Documents cannot be restructured in a manner reasonably acceptable to the Transaction Parties;

                   (b) one or more events outside the control of Old Dominion shall have occurred which, in the reasonable judgment of Old Dominion, will give rise to an obligation by Old Dominion to pay or indemnify in respect of Section 8.1 or 8.2 of the Participation Agreement or the Tax Indemnity Agreement; PROVIDED, HOWEVER, that (i) the indemnity obligation (and the underlying cost or Tax) can be avoided in whole or in part by such termination and (ii) the amount of such avoided payments would exceed (on a present value basis, discounted annually at the Debt Rate, to the date of the termination) 2.5 percent of the sum of the Equipment Interest Cost and the Foundation Interest Cost. If the Owner Participant shall waive its right to amounts of indemnification payments in respect of Section 8.1 or 8.2 of the Participation Agreement or the Tax Indemnity Agreement in excess of such amount as to cause such avoided payments, computed in accordance with the preceding sentence, not to exceed 2.5 percent of the sum of the Equipment Interest Cost and the Foundation Interest Cost, no such termination option in favor of Old Dominion shall exist; or

                   (c) a Burdensome Tax Law Change shall occur.

If Old Dominion does not give notice of its exercise of the termination option under this Section 13.1 within six months (two days in the case of an event described in clause (c) above) of the date Old Dominion receives notice or Actual Knowledge of the event or condition described above, Old Dominion will lose its rights to terminate this Operating Equipment Agreement pursuant to this
Section 13.1 as a result of such event or condition. Old Dominion shall be permitted to exercise the option provided by this Section 13.1 only if it shall simultaneously exercise the termination option provided by Section 13.1 of the Operating Foundation Agreement.

         SECTION 13.2 PROCEDURE FOR EXERCISE OF TERMINATION OPTION. If Old Dominion shall have exercised its option under Section 13.1, on the Termination Date specified in Old Dominion's notice of such exercise, Old Dominion shall pay to the Facility Owner (a) (i) in the case of an event specified in clause (a) or
(b) of Section 13.1, the higher of Fair Market Sales Value of the Facility Owner's Unit 2 Interest allocated to the Equipment Interest in accordance with the definition of Fair Market Sales Value and Termination Value, determined as of such Termination Date, and (ii) in the case of an event specified in clause
(c) of Section 13.1, the Burdensome Tax Law Change Value, plus (b) all amounts of Supplemental Payments (including all costs and expenses of the Facility Owner, the Owner Trustee, the Owner Participant, the Agent and the Lenders and all sales, use, value added and other Taxes covered by Section 8.2 of the Participation Agreement associated with the exercise of the termination option pursuant to this Section 13) due and payable on or prior to the Termination Date and (c) any unpaid Basic Payments due before such Termination Date and, if such Termination Date shall be a Payment Date, the Basic Payment (to the extent payable in arrears) due and payable on such Payment Date. Concurrently with the payment of all sums specified in this Section 13.2 and Section 13.2 of the Operating Foundation Agreement, (1) Basic Payments for the Equipment Interest shall cease to accrue, (2) Old Dominion shall cease to have any liability to the Facility Owner with respect to the Equipment Interest, except for Supplemental Payment obligations (including those under Sections 8.1 and 8.2 of the Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express terms of any Operative Document or which have otherwise accrued but not been paid as of the Termination Date, (3) the Facility Owner will prepay the Loan Certificates pursuant to Section 2.10 of the Loan Agreement, (4) the Facility Owner will execute and deliver to Old Dominion to be prepared (and where appropriate recorded and filed), at Old Dominion's cost and expense, a release or termination of this Operating Equipment Agreement and the Operating Foundation Agreement, (5) the Facility Owner will transfer, pursuant to this
Section 13.2 and Section 13.2 of the Operating Foundation Agreement, Section 10 of the Ground Lease and Sublease and Section 10.1 of each of the Head Agreements, the Facility Owner's Unit 2 Interest to Old Dominion on an "as is", "where is" and "with all faults" basis, without representations or warranties other than a warranty as to the absence of Facility Owner's Liens and Owner Participant's Liens and (6) this Operating Equipment Agreement shall terminate and, assuming the Facility Owner and the Owner Participant have complied with all of their obligations under the Operative Documents, Old Dominion shall cause the Agent to discharge the Liens of the Loan Agreement and the Leasehold Mortgage and to execute, acknowledge and deliver, and record and file (as appropriate), appropriate releases and all other documents or instruments necessary or desirable to effect the foregoing, all in form and substance reasonably satisfactory to the Facility Owners and Old Dominion, at the cost and expense of Old Dominion.


SECTION 14.        TERMINATION FOR OBSOLESCENCE.

         SECTION 14.1 TERMINATION. Upon 270 days' prior written notice to the Facility Owner, the Owner Participant and the Agent, which notice shall contain a certification by the Board of Directors of Old Dominion that Clover Unit 2 is economically or technologically obsolete or that Clover Unit 2 is surplus to Old Dominion's needs, Old Dominion shall have the option, so long as no Payment Default or Event of Default shall have occurred and be continuing, to terminate this Operating Equipment Agreement on any Termination Date occurring on or after the fifth anniversary of the Closing Date (the "Obsolescence Termination Date") on the terms and conditions set forth in this Section 14. Any termination of this Operating Equipment Agreement pursuant to this Section 14 shall be permitted only in conjunction with a simultaneous termination of the Operating Foundation Agreement pursuant to Section 14 thereof.

         SECTION 14.2 SOLICITATION OF OFFERS. If Old Dominion shall give the Facility Owner notice pursuant to Section 14.1 and the Facility Owner shall not have elected to retain the Equipment Interest and the Foundation Interest pursuant to Section 14.3 hereof and Section 14.3 of the Operating Foundation Agreement, respectively, Old Dominion may, as non-exclusive agent for the Facility Owner, use its best efforts to obtain bids for the cash purchase of the Facility Owner's Unit 2 Interest. The Facility Owner shall also have the right to obtain bids for the cash purchase of the Facility Owner's Unit 2 Interest either directly or through agents other than Old Dominion. Old Dominion shall certify to the Facility Owner within five days after Old Dominion's receipt of each bid or offer (and in any event prior to the Obsolescence Termination Date) the amount and terms thereof and the name and address of the party (which shall not be Old Dominion, any member cooperative of Old Dominion or any Affiliate of any thereof) submitting such bid or offer.

         SECTION 14.3 RIGHT OF FACILITY OWNER TO RETAIN THE EQUIPMENT INTEREST. The Facility Owner may irrevocably elect to retain, rather than sell, the Equipment Interest, by giving notice to Old Dominion at least 90 days prior to the Obsolescence Termination Date, PROVIDED that the Facility Owner shall simultaneously elect to retain the Foundation Interest pursuant to Section 14.3 of the Operating Foundation Agreement. If the Facility Owner elects to retain the Equipment Interest pursuant to this Section 14.3, on the Obsolescence Termination Date (a) Old Dominion shall pay to the Facility Owner all Supplemental Payments (including all costs and expenses of the Facility Owner, the Owner Trustee, the Owner Participant, the Agent and the Lenders and all sales, use, value added and other Taxes covered by Section 8.2 of the Participation Agreement associated with the exercise of the termination option pursuant to this Section 14.3) due and payable on such Obsolescence Termination Date and (b) Old Dominion shall pay to the Facility Owner any unpaid Basic Payment due before such Obsolescence Termination Date and, if such Obsolescence Termination Date shall be a Payment Date, the Basic Payment (to the extent payable in arrears) due and payable on such Payment Date, but shall not be required to pay Termination Value. Concurrently with the payment of all sums required to be paid pursuant to this Section 14.3 and Section 14.3 of the Operating Foundation Agreement (i) Basic Payments for the Equipment Interest shall cease to accrue, (ii) Old Dominion shall cease to have any liability hereunder to the Facility Owner with respect to the Equipment Interest, except for Supplemental Payment obligations (including, without limitation, those under Sections 8.1 and 8.2 of the Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express terms of any Operative Document or which have otherwise accrued but not been paid as of such Obsolescence Termination Date, (iii) the Facility Owner shall pay all principal and accrued interest on the Loan Certificates, (iv) Old Dominion will return the Equipment Interest to the Facility Owner in accordance with paragraphs (a), (b), (c), (d),
(e) and (f) of Section 5.2 and Section 5.3, and (v) this Operating Equipment Agreement shall terminate and, assuming the Facility Owner and the Owner Participant have complied with all of their obligations under the Operative Documents, Old Dominion shall cause the Agent to discharge the Liens of the Loan Agreement and the Leasehold Mortgage and to execute and deliver appropriate releases and all other documents or instruments necessary or desirable to effect the foregoing, all at the cost and expense of Old Dominion.

         SECTION 14.4  PROCEDURE  FOR  EXERCISE OF  TERMINATION  OPTION.  If the
Facility Owner has not elected to retain the Equipment Interest and the Foundation Interest in accordance with Section 14.3 hereof and Section 14.3 of the Operating Foundation Agreement, respectively, on the Obsolescence Termination Date the Facility Owner shall sell the Facility Owner's Unit 2 Interest under this Section 14.4, Section 14.4 of the Operating Foundation Agreement, Section 2.5 of the Ground Lease and Sublease and Section 6.4 of each of the Head Agreements to the bidder or bidders (which shall not be Old Dominion or a cooperative member of Old Dominion or any Affiliate thereof), that shall have submitted the highest net cash bid or bids with respect to the Facility Owner's Unit 2 Interest before the Obsolescence Termination Date, and Old Dominion shall certify to the Facility Owner and the Owner Participant that such buyer is not Old Dominion or a cooperative member of Old Dominion or any Affiliate thereof. On the Obsolescence Termination Date, Old Dominion shall pay to the Facility Owner (a) the excess, if any, of Termination Value determined as of such Obsolescence Termination Date over the total sale price for the Facility Owner's Unit 2 Interest allocated to the Equipment Interest in accordance with the definition of Fair Market Sales Value paid to or retained by the Facility Owner, after deducting from the sale price the expenses, if any, incurred by the Facility Owner and the Owner Participant in connection with such sale, (b) any unpaid Basic Payment due before such Obsolescence Termination Date and, if such Obsolescence Termination Date shall be a Payment Date, any Basic Payment (to the extent payable in arrears) due and payable on such Payment Date, plus (c) all amounts of Supplemental Payments (including all costs and expenses of the Facility Owner, the Owner Trustee, the Owner Participant, the Agent and the Lenders and all sales, use, value added and other Taxes covered by Section 8.2 of the Participation Agreement associated with the exercise of the termination options pursuant to this Section 14 and Section 14 of the Operating Foundation Agreement) due and payable on such Obsolescence Termination Date. Concurrently with the payment of all sums required to be paid pursuant to this Section 14.4 and Section 14.4 of the Operating Foundation Agreement, (i) Basic Payments for the Equipment Interest shall cease to accrue, (ii) Old Dominion shall cease to have any liability hereunder to the Facility Owner with respect to the Equipment Interest, except for

Supplemental Payment obligations (including Sections 8.1 and 8.2 of the Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express terms of any Operative Document or which have otherwise accrued but not been paid as of such Obsolescence Termination Date, (iii) the Facility Owner will prepay the Loan Certificates pursuant to Section 2.10 of the Loan Agreement, (iv) the Facility Owner will transfer (by an appropriate instrument of transfer in form and substance reasonably satisfactory to the Facility Owner and prepared and recorded at Old Dominion's expense) the Facility Owner's Unit 2 Interest under this Section 14.4, Section 14.4 of the Operating Foundation Agreement, Section 2.5 of the Ground Lease and Sublease and Section 6.4 of each of the Head Agreements to the purchaser on an "as is", "where is" and "with all faults" basis, without representations or warranties other than a warranty as to the absence of Facility Owner's Liens or Owner Participant's Liens and (v) this Operating Equipment Agreement shall terminate and, assuming the Facility Owner and the Owner Participant have complied with all of their obligations under the Operative Documents, Old Dominion shall cause the Agent to discharge the Liens of the Loan Agreement and the Leasehold Mortgage and to execute, acknowledge and deliver, and record and file (as appropriate), appropriate releases and all other documents or instruments necessary or desirable to effect the foregoing, all in form and substance reasonably satisfactory to the Facility Owner and at the cost and expense of Old Dominion. Unless the Facility Owner shall have elected to retain the Equipment Interest pursuant to Section 14.3 and the Foundation Interest pursuant to Section 14.3 of the Operating Foundation Agreement, Old Dominion may, at its election, revoke its notice of termination on at least 30 days' prior notice to the Facility Owner, the Owner Trustee, the Owner Participant and the Agent, in which event this Operating Equipment Agreement shall continue with respect to the Equipment Interest and the Operating Foundation Agreement shall continue with respect to the Foundation Interest; PROVIDED, HOWEVER, that a notice of termination may be revoked on not more than two occasions during the Term. The Facility Owner shall be under no duty to solicit bids, to inquire into the efforts of Old Dominion to obtain bids or otherwise take any action in arranging any such sale of the Facility Owner's Unit 2 Interest other than, if the Facility Owner has not elected to retain the Equipment Interest, to transfer the Facility Owner's Unit 2 Interest in accordance with clause (iv) of the second preceding sentence. If, because of a default by a prospective purchaser of its obligation to consummate a purchase of the Facility Owner's Unit 2 Interest no sale shall occur on the Obsolescence Termination Date, the notice of termination shall be deemed revoked and this Operating Equipment Agreement shall continue as to the Equipment Interest (and the Operating Foundation Agreement shall continue as to the Foundation Interest) in full force and effect in accordance with its terms (without prejudice to Old Dominion's right to exercise its rights under this Section 14 and Section 14 of the Operating Foundation Agreement thereafter).


SECTION 15.        END OF TERM OPTIONS.

         SECTION 15.1 OLD DOMINION'S PURCHASE OPTION. Unless this Operating Equipment Agreement shall have been previously terminated pursuant to Section 10, 13, 14, 17 or 18 hereof, at any time not more than forty-eight months nor less than twenty-four months prior to the Expiration Date, Old Dominion shall have the option, upon giving written notice to the Facility Owner, the Owner Participant and Virginia Power, to irrevocably elect to purchase the Equipment

Interest on the Expiration Date for the Purchase Option Price in accordance with this Section 15.1 (the "Purchase Option"). If Old Dominion shall have exercised the Purchase Option under this Section 15.1, Old Dominion shall become unconditionally obligated to pay (a) on the Expiration Date (i) the initial installment of the Purchase Option Price in the amount of $324,529,279.82, (ii) all amounts of Supplemental Payments (including, without limitation, all costs and expenses of the Facility Owner, the Owner Participant, the Agent and the Lenders and all sales, use, value added and other Taxes covered by Section 8.2 of the Participation Agreement associated with the Purchase Option) due and payable on the Expiration Date, and (iii) any unpaid Basic Payment due before the Expiration Date and the Basic Payment due and payable on the Expiration Date and (b) subsequent installments of the Purchase Option Price in the amounts and on the dates set forth below:


Date                                    Amount
----                                    ------
April 15, 2020                      $28,780,326.18

June 15, 2020                       $28,780,326.18

September 15, 2020                  $28,780,326.18

December 15, 2020                   $28,780,326.18


         The covenant to pay the subsequent installments of the Purchase Option Price in accordance with the preceding sentence shall survive the termination of this Operating Equipment Agreement. Concurrently with the payment of the sums specified in clause (a) of this Section 15.1 and clause (a) of Section 15.1 of the Operating Foundation Agreement (w) Basic Payments for the Equipment Interest shall cease to accrue, (x) Old Dominion shall cease to have any liability to the Facility Owner with respect to the Equipment Interest, except for Supplemental Payment obligations (including those under Sections 8.1 and 8.2 of the Participation Agreement, the Tax Indemnity Agreement and the additional installments of the Purchase Option Price payable in accordance with the second sentence of this Section 15.1) surviving pursuant to the express terms of any Operative Document or which have otherwise accrued but not been paid as of such Expiration Date, (y) the Facility Owner will, by documents and instruments in form and substance reasonably satisfactory to the Facility Owner, transfer the Facility Owner's Unit 2 Interest to Old Dominion in accordance with this Section
15.1 and Section 15.1 of the Operating Foundation Agreement, Section 10 of the Ground Lease and Sublease and Section 10.1 of each of the Head Agreements on an "as is", "where is" and "with all faults" basis, without representations or warranties other than a warranty as to the absence of Facility Owner's Liens or Owner Participant's Liens and (z) this Operating Equipment Agreement shall terminate and, assuming the Facility Owner and the Owner Participant have complied with all of their obligations under the Operative Documents, Old Dominion shall cause the Facility Owner to discharge the Liens of the Loan Agreement and the Leasehold Mortgage and to execute and deliver appropriate releases and all other documents or instruments necessary or desirable to effect the foregoing, all to be prepared, filed and recorded (as appropriate) at the cost and expense of Old Dominion. Old Dominion shall be permitted to exercise the Purchase Option provided in this Section 15.1 only in connection with its simultaneous exercise of the Foundation Purchase Option with respect to the Foundation Interest in accordance with Section 15.1 of the Operating Foundation Agreement.

         SECTION 15.2 FACILITY OWNER'S PREEMPTIVE ELECTION. If (a) this Operating Equipment Agreement shall not have been previously terminated pursuant to Section 10, 13, 14, 17 or 18 hereof, (b) Old Dominion shall not have elected the Purchase Option pursuant to Section 15.1 and (c) Virginia Power shall not have elected to exercise the purchase option pursuant to Section 6.3 of the Head Equipment Agreement, the Facility Owner may, at its sole option, make a preemptive election to require the return of the Equipment Interest by Old Dominion in accordance with Section 5 of this Operating Equipment Agreement (the "Preemptive Election"), such election to be made by the Facility Owner delivering, within nine months following the last date for the exercise by Virginia Power of the purchase option pursuant to Section 6.3 of the Head Equipment Agreement, written notice to Old Dominion. If the Facility Owner shall make the Preemptive Election, on the Expiration Date (t) Old Dominion shall pay to the Facility Owner all Supplemental Payments (including all costs and expenses of the Facility Owner, the Owner Trustee, the Owner Participant, the Agent and the Lenders and all sales, use, value added and other Taxes covered by
Section 8.2 of the Participation Agreement associated with the exercise of the Preemptive Election pursuant to this Section 15.2) due and payable on the Expiration Date, (u) Old Dominion shall pay to the Facility Owner any unpaid Basic Payment due before the Expiration Date, but shall not be required to pay Termination Value, (v) Old Dominion shall cease to have any liability to the Facility Owner with respect to the Equipment Interest, except for Supplemental Payment obligations (including those under Sections 8.1 and 8.2 of the Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express terms of any Operative Document or which have otherwise accrued but not been paid as of the Expiration Date, (w) the Facility Owner shall pay all principal and accrued interest on the Loan Certificates, (x) Old Dominion will return the Equipment Interest to the Facility Owner in accordance with Section 5, and (y) this Operating Equipment Agreement shall terminate. The Facility Owner shall be permitted to exercise the Preemptive Election provided in this
Section 15.2 only in connection with its simultaneous exercise of the similar election with respect to the Foundation Interest in accordance with Section 15.2 of the Operating Foundation Agreement.

         SECTION 15.3      OLD DOMINION'S EXERCISE OF SERVICE CONTRACT OPTION.

                   (a) If (i) this Operating Equipment Agreement shall not have been previously terminated pursuant to Section 10, 13, 14, 17 or 18 hereof, (ii) Old Dominion shall not have elected the Purchase Option pursuant to Section 15.1, (iii) Virginia Power shall not have elected to exercise its purchase option pursuant to Section 6.3 of the Head Equipment Agreement and (iv) the Facility Owner shall not have elected the Preemptive Election pursuant to Section 15.2, Old Dominion shall arrange for an Acceptable Power Purchaser to enter into a Power Sales Agreement on the Expiration Date in accordance with this Section 15.3 (the "Service Contract Option").

                   (b) If Old Dominion shall have elected the Service Contract

         Option:

                       (i) Old Dominion  shall arrange for an  Acceptable  Power
                   Purchaser to execute and deliver a Power Sales Agreement on the Expiration Date. Not less than 6 months prior to the Expiration Date, Old Dominion shall give the Owner Participant notice of the proposed Power Purchaser, together with financial and such other information as the Owner Participant may reasonably request in order to determine whether such proposed Power Purchaser constitutes an Acceptable Power Purchaser. Old Dominion will execute and deliver on the Expiration Date such documents including a Transmission and Interconnection Agreement, at no cost to the Facility Owner, as may be necessary to permit the Facility Owner to deliver electric energy and capacity to the transmission facilities connected to the Clover Power Station so that the Facility Owner may arrange delivery thereof to the Power Purchaser in accordance with the Power Sales Agreement; and

                       (ii) The Facility Owner will cooperate with Old Dominion,
                   and Old Dominion will arrange a New Loan to be made to the Facility Owner on the Expiration Date, such New Loan to be substantially in accordance with the terms and conditions set forth on Schedule 3 hereto. If Old Dominion shall be unable to arrange a refinancing of the Loan Certificates within nine months prior to the Expiration Date, the Facility Owner and the Owner Participant shall have the right to retain an independent debt placement agent at Old Dominion's expense to arrange a New Loan. If a New Loan is not arranged, the Owner Participant will have the right (but not the obligation) to make the New Loan, in which case the New Loan will reflect a rate based on prevailing market conditions, the maturity of the New Loan, the credit risk reflecting the credit rating of the Power Purchaser, Old Dominion and Virginia Power and the terms of the Power Purchase Agreements, the Operating Agency Agreement, the Access and Support Agreement, the Clover Agreements and other relevant factors. The Facility Owner will pay the outstanding Loan Certificates at their maturity on the Expiration Date with the proceeds of the New Loan.

                   (c) The obligation by the Facility Owner and the Owner Participant to enter into or accept, as the case may be, a Power Sales Agreement and to consummate the Service Contract Option shall be subject to the fulfillment or waiver, on or before the Expiration Date, to the satisfaction of each such Person of the following conditions precedent (it being understood and agreed that the agreement of each such Person to the foregoing matters shall not be subject to such Person's own performance of or compliance with the provisions hereof):

                       (i) each such Person shall have received  such  documents
                   or other evidence as it shall reasonably have requested with respect to the prospective Power Purchaser to establish (A) that such Person meets each of the requirements for an
                   Acceptable Power Purchaser and (B) the taking of all requisite corporate or other similar actions and proceedings in connection therewith;

                       (ii) each such Person  shall have  received an opinion of
                   counsel for the Power  Purchaser,  which  counsel and opinion
                   shall be reasonably acceptable to each such  Person,   (A) to
                   the effect that the Power Sales Agreement, and each other agreement to which the Power Purchaser is a party in connection with such Power Sales Agreement have been duly authorized, executed and delivered by the Power Purchaser and constitute the legal, valid and binding obligations of the Power Purchaser and (B) covering such other matters incident to such Power Sales Agreement arrangement as each such Person may reasonably request;

                       (iii) the Owner Participant shall have received an opinion from counsel for the Facility Owner, which counsel and opinion shall be reasonably acceptable to the Owner Participant, to the effect that (A) the Power Sales Agreement and each other agreement to which the Facility Owner is a party in connection with such Power Sales Agreement have been duly authorized, executed and delivered by the Facility Owner and constitute legal, valid and binding obligations of the Facility Owner, and covering such other matters incident to the transactions contemplated by such Power Sales Agreement arrangement as the Owner Participant may reasonably request and (B) the proposed transaction does not constitute a sale of the Equipment Interest or the Foundation Interest for federal income tax purposes;

                       (iv) the Facility Owner and the Owner  Participant  shall
                   each have received an opinion from counsel to Old Dominion, which opinion and counsel shall be reasonably acceptable to each such Person, to the effect that the Transmission and Interconnection Agreement and each other agreement to which Old Dominion is a party in connection with such Power Sales Agreement have been duly authorized, executed and delivered by Old Dominion and constitute legal, valid and binding obligations of Old Dominion and covering such other matters incident to the transactions contemplated by such Power Sales Agreement arrangement as the Owner Participant may reasonably request, and to the effect that by reason of the Facility Owner entering into or performing its obligations pursuant to a Power Sales Agreement, neither the Owner Participant, the Facility Owner nor an Affiliate of either thereof will be in violation of any Applicable Law or subject to any burdensome regulation by any Governmental Entity;

                       (v)  the  Owner   Participant  shall  have  received  the
                   following, in each case in form and substance reasonably satisfactory to it:

                           (A) an incumbency  certificate of the Power Purchaser
                       regarding the officers of the Power Purchaser authorized to execute and deliver the documents referred to in this
                       Section  15.3  to  which  it is a  party  and  any  other
                       documents   or   agreements   delivered   in   connection
                       therewith;

                           (B) certified copies of all documents  evidencing the
                       corporate (or similar) actions of the Power Purchaser including, without limitation, resolutions of the board of directors of the Power Purchaser duly authorizing the execution, delivery and performance by the Power Purchaser of each of the documents referred to in this

                       Section 15.3 to which it is a party and the transactions contemplated thereby;

                           (C) certified copies of the by-laws and certificate
                       of incorporation (or comparable organizational or governing documents) of the Power Purchaser; and

                           (D) such other agreements, documents,  certifications
                       and opinions as the Owner Participant shall reasonably determine are necessary or appropriate in connection with the consummation of such Power Sales Agreement;

                       (vi) the Power Sales Agreement shall be duly executed and
                   delivered by the Power Purchaser and shall have been permitted to become effective or approved by FERC and any other relevant federal or state regulatory agency or agencies, if and to the extent required by Applicable Law, and such other recordings, filings, financing statements, continuation statements or other instruments shall have been filed or made and all other actions shall have been taken as are necessary or desirable in the opinion of the Owner Participant and the Facility Owner to maintain all of the Facility Owner's right, title and interest in and to the Facility Owner's Unit 2 Interest;

                       (vii) the Minimum  Capacity  Payments and the Power Sales
                   Stipulated Loss Values under the Power Sales Agreement shall have been adjusted upward or downward upon the Expiration Date in a manner consistent with the methodology and assumptions originally used in computing such factors and values to reflect (a) the interest rate on the New Loan, and
                   (b) any adverse effect on the Owner Participant's depreciation deductions if the Power Purchaser is a tax-exempt entity; and

                       (viii) all other matters and proceedings taken in connection with such transaction shall be reasonably satisfactory to the Owner Participant and the Facility Owner.

                   (d) Old Dominion agrees to pay or reimburse, or cause to be paid or reimbursed, on an After-Tax Basis, within 30 Business Days of the date of demand, all costs and expenses, including reasonable legal fees and expenses incurred by the Facility Owner, any Person making the New Loan on the Expiration Date and the Owner Participant in connection with the implementation of the Service Contract Option, whether or not any such transactions are consummated; PROVIDED, HOWEVER, that, Old Dominion shall not be responsible for any such fees and expenses incurred by any such Person if such transactions are not consummated by reason of a breach by any such Person of its obligations hereunder or under the other Operative Documents.

         SECTION 15.4 USE OF PROCEEDS OF QUALIFYING SECURITY. If Old Dominion shall have paid all other amounts payable by it under the Operative Documents, it may elect to use the proceeds of the Qualifying Security on the

Expiration Date to satisfy the balance of its payment  obligations  under  this
Section 15 and Section 15 of the Operating Foundation Agreement. Notwithstanding the foregoing, if (i) Old Dominion elects the Purchase Option or (ii) Virginia Power elects to purchase the Equipment Interest and the Foundation Interest pursuant to Section 6.3 of the Head Equipment Agreement and the Head Foundation Agreement, respectively, and the Facility Owner and Virginia Power execute a contract for the sale of the Equipment Interest and the Foundation Interest pursuant to Section 6.3 of the Head Equipment Agreement and Section 6.3 of the Head Foundation Agreement, all unpaid installments of the Purchase Option Price and the Foundation Purchase Option Price payable by Old Dominion under Section 15.3 or 15.5, as the case may be, shall be secured by the portion of the Qualifying Security necessary to satisfy such unpaid installments of the Purchase Option Price and the Foundation Purchase Option Price.

         SECTION 15.5 OBLIGATION TO PAY AMOUNT EQUAL TO PRINCIPAL AND INTEREST ON LOAN CERTIFICATES UPON VIRGINIA POWER DEFAULT. If (i) Virginia Power shall elect to purchase the Equipment Interest and the Foundation Interest in accordance with Section 6.3 of the Head Equipment Agreement and Section 6.3 of the Head Foundation Agreement, respectively, (ii) the Facility Owner and Virginia Power shall execute a contract for the sale of the Equipment Interest and the Foundation Interest to Virginia Power pursuant to Section 6.3 of the Head Equipment Agreement and Section 6.3 of the Head Foundation Agreement and
(iii) Virginia Power shall default on its obligation to pay the initial installment of the Purchase Option Price or the Foundation Purchase Option Price on the Expiration Date pursuant to such purchase contract, Old Dominion shall, within 30 days of the Expiration Date, pay an amount equal to the installment of the unpaid portion of the Purchase Option Price and the Foundation Purchase Option Price due on the Expiration Date, plus interest on such amount at the Overdue Rate from the Expiration Date to such date of payment. Old Dominion also agrees to pay any other installments of the Purchase Option Price or the Foundation Purchase Option Price if not paid by Virginia Power at the time required by the contract or contracts for sale of the Equipment Interest and the Foundation Interest, respectively, executed by the Facility Owner and Virginia Power. Upon payment by Old Dominion of any amount required by this Section 15.5, Old Dominion shall be subrogated to the rights of the Facility Owner under such contract for sale with Virginia Power, to the extent of Old Dominion's payment. In accordance with Section 15.4, Old Dominion may use the proceeds of the Qualifying Security to satisfy any of its obligations under this Section 15.5.


SECTION 16.        EVENTS OF DEFAULT.

         The following events shall constitute "Event of Defaults" hereunder (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Entity):

                   (a) Old Dominion shall fail to make any payment of Basic Payment within five Business Days after the same shall have become due; or

                   (b) Old Dominion shall fail to make any payment of Supplemental Payment (other than the Purchase Option Price), after the same shall have become due and such failure shall continue unremedied for a period of 10 Business Days after receipt by Old Dominion of written notice of such failure from the Facility Owner or the Owner Participant; or

                   (c) any representation or warranty made by Old Dominion in the Operative Documents (other than the Tax Indemnity Agreement) shall be untrue, inaccurate or misleading in any material respect and, if capable of remedy, no action to cure has commenced within 30 days after notice or, if such action has been taken and Old Dominion is diligently pursuing such cure, such action has not succeeded within a period of 180 days after such notice; or

                   (d) Old Dominion shall have failed to perform or observe any material covenant, obligation or agreement to be performed or observed by it under any Operative Document (other than any covenant, obligation or agreement contained in the Tax Indemnity Agreement or Section 12 of the Participation Agreement or any covenants, obligations or agreements referred to in clauses (a), (b), (e), (f) and (i) of this Section 16 or clauses (a), (b), (e), (f) and (i) of Section 16 of the Operating Foundation Agreement) in any material respect and, if capable of remedy, no action to cure has commenced within 30 days after notice or, if such action has been taken and Old Dominion is diligently pursuing such cure, such action has not succeeded within a period of 180 days after such notice; PROVIDED, HOWEVER, that in the case of Old Dominion's obligation set forth in clause (c) of Section 7.1 of this Operating Equipment Agreement, if, to the extent and for so long as a test, challenge, appeal or proceeding for review of such compliance shall be prosecuted in good faith by Old Dominion or the Clover Unit 2 Operator under the Clover Agreements, the failure by Old Dominion to comply with such requirement shall not constitute an Event of Default hereunder if, but only if, such test challenge, appeal or proceeding shall not involve any danger of (i) foreclosure, sale, forfeiture or loss of, or imposition of a Lien on, any part of Clover Unit 2, the Unit 2 Site or the Common Facilities Site or the impairment of the use, operation or maintenance of Clover Unit 2, the Unit 2 Site or the Common Facilities Site in any material respect, or (ii) any criminal liability being incurred or any material adverse effect on the Facility Owner, the Owner Trustee, the Owner Participant, the Agent or any
         Lender (in each case in the reasonable opinion of such Person) including, without limitation, subjecting the Facility Owner, the Owner Trustee, or the Owner Participant to regulation as a public utility under Applicable Law; and PROVIDED, FURTHER, in the case of Old Dominion's obligation set forth in clause (c) of Section 7.1 of this Operating Equipment Agreement, if the noncompliance is not of a type that can be immediately remedied, the failure to comply shall not be an Event of Default hereunder if Old Dominion is taking all reasonable action to remedy such noncompliance and if, but only if, such noncompliance shall not involve any danger (in each case in the reasonable opinion of such Person) described in clause (i) or (ii) of the preceding proviso; and PROVIDED, FURTHER, such noncompliance, or such test, challenge, appeal or proceeding to review shall not, unless Old Dominion has irrevocably elected the Purchase Option pursuant to

         Section 15.1, extend beyond a date that is 18 months prior to the scheduled expiration of the Term; or

                   (e) Old Dominion shall fail to observe or perform its obligation to maintain the insurance required by Section 11; or

                   (f) the Expiration Date shall have occurred and none of the following events shall have occurred on or prior to such date: (i) Old Dominion shall have elected the Purchase Option and all of the provisions of Section 15.1 shall have been complied with, or (ii) Old Dominion shall have elected the Service Contract Option, all of the provisions of Section 15.3 shall have been complied with and the Loan Certificates shall have been repaid or (iii) the Facility Owner shall have elected the Preemptive Elective and Old Dominion shall have complied with all of its obligations under Section 15.2 and the Loan Certificates shall have been paid; or

                   (g) an "Event of Default" shall occur and be continuing under the Old Dominion Indenture and the Indenture Trustee shall have (x) declared the principal of and interest on Old Dominion's Bonds to be immediately due and payable, (y) taken possession of Clover Unit 2 pursuant to Section 9.03 of the Old Dominion Indenture or (z) commenced an action pursuant to Section 9.05 of the Old Dominion Indenture to sell Clover Unit 2; or

                   (h) an "Event of Default" shall occur, in consequence of which the "Ownership Interest" of Old Dominion shall be purchased or decreased, (i) under the Clover Operating Agreement pursuant to Section
         13.03 or 13.04 of the Clover Operating Agreement, or (ii) under the Clover Ownership Agreement pursuant to Section 15.04 of the Clover Ownership Agreement; or

                   (i) Old Dominion shall have failed to observe or perform its obligation set forth in Sections 7.6, 7.7, 7.8 or 7.9 of the Participation Agreement and the Owner Participant shall have given written notice to Old Dominion and the Facility Owner declaring an Event of Default under this paragraph (i); or

                   (j) an "Event of Default" under the Operating Foundation Agreement shall have occurred and be continuing; or

                   (k) Old Dominion shall (i) commence a voluntary case or other proceeding seeking relief under Title 11 of the Bankruptcy Code or liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or apply for or consent to the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or (ii) consent to, or fail to controvert in a timely manner, any such relief or the appointment of or taking possession by any such official in any voluntary case or other proceeding commenced against it, or (iii) file an answer admitting the material allegations of a petition filed against it in any such proceeding, or (iv) make a general assignment for the benefit of creditors; or

                   (l) an involuntary case or other proceeding shall be commenced against Old Dominion seeking (i) liquidation, reorganization or other relief with respect to it or its debts under Title 11 of the Bankruptcy Code or any bankruptcy, insolvency or other similar law now or hereafter in effect, or (ii) seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, or (iii) the winding-up or liquidation of Old Dominion; and such involuntary case of other proceeding shall remain undismissed and unstayed for a period of 60 days; or

                   (m) Old Dominion shall admit in writing its inability to pay its debts generally as they become due.

SECTION 17.        REMEDIES.

         SECTION 17.1 REMEDIES FOR EVENT OF DEFAULT. Subject to the penultimate sentence of Section 3.7 with respect to the Events of Default set forth in
Section 16(a) and 16(b) or an Event of Default set forth in Section 16(k) in consequence of an Event of Default set forth in Section 16(a) or 16(b) of the Operating Foundation Agreement, upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing, the Facility Owner may, at its option, declare this Operating Equipment Agreement to be in default by a written notice to Old Dominion; PROVIDED that upon the occurrence of an Event of Default described in paragraph (k) or (l) of Section 16, this Operating Equipment Agreement shall automatically be deemed to be in default without the need for giving any notice; and at any time thereafter, so long as Old Dominion shall not have remedied all outstanding Events of Default, the Facility Owner may do one or more of the following as the Facility Owner in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, Applicable Law then in effect:

                   (a) proceed by appropriate court action or actions, either at law or in equity, to enforce performance by Old Dominion of the applicable covenants and terms of this Operating Equipment Agreement or to recover damages for breach thereof;

                   (b) by notice in  writing  to Old  Dominion,  terminate  this
         Operating Equipment Agreement and Old Dominion's Unit 2 Interest whereupon all right of Old Dominion to the possession and use of the Equipment Interest under this Operating Equipment Agreement shall absolutely cease and terminate but Old Dominion shall remain liable as hereinafter provided; and thereupon, the Facility Owner may demand that Old Dominion, and Old Dominion shall, upon written demand of the Facility Owner and at Old Dominion's expense, forthwith return constructive possession of the Equipment Interest to the Facility Owner or its order in the manner and condition required by, and otherwise in accordance with all of the provisions of Sections 5.2 and 5.3, except those provisions relating to periods of notice; and the Facility Owner may thenceforth hold, possess and enjoy the same free from any right of

         Old Dominion, or its successor or assigns, to use the Equipment Interest for any purpose whatever;

                   (c) sell the Facility Owner's Unit 2 Interest at public or private sale, as the Facility Owner may determine, free and clear of any rights of Old Dominion under this Operating Equipment Agreement and without any duty to account to Old Dominion with respect to such sale or for the proceeds thereof (except to the extent required by paragraph
         (e) below if the Facility Owner elects to exercise its rights under said paragraph and by Applicable Law), in which event Old Dominion's obligation to pay Basic Payment hereunder due for any periods subsequent to the date of such sale shall terminate (except to the extent that Basic Payments and other Equipment Payments are to be included in computations under paragraph (e) or (f) below if the Facility Owner elects to exercise its rights under either of said paragraphs);

                   (d) hold, keep idle or lease to others the Facility Owner's Unit 2 Interest as the Facility Owner in its sole discretion may determine, free and clear of any rights of Old Dominion under this Operating Equipment Agreement and without any duty to account to Old Dominion with respect to such action or inaction or for any proceeds with respect thereto, except that Old Dominion's obligation to pay Basic Payment with respect to the Equipment Interest due for any periods subsequent to the date upon which Old Dominion shall have been deprived of possession and use of the Equipment Interest pursuant to this Section 17 shall be reduced by the net proceeds, if any, received by the Facility Owner from conveying the Facility Owner's Unit 2 Interest (and allocable to the Equipment Interest in accordance with the definition of Fair Market Sales Value) to any Person other than Old Dominion;

                   (e) whether or not the Facility Owner shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (b) above with respect to the Facility Owner's Unit 2
         Interest, the Facility Owner, by written notice to Old Dominion specifying a Termination Date that shall be not earlier than 10 days after the date of such notice, may demand that Old Dominion pay to the Facility Owner, and Old Dominion shall pay to the Facility Owner, on the Termination Date specified in such notice, any unpaid Basic Payment due before such Termination Date and, if such Termination Date shall be a Payment Date, any Basic Payment (to the extent payable in arrears) due and payable on such Payment Date, plus as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Payment due after the Termination Date specified in such notice), (i) an amount equal to the excess, if any, of the Termination Value computed as of the Termination Date specified in such notice over the Fair Market Sales Value of the Facility Owner's Unit 2 Interest allocable to the Equipment Interest in accordance with the definition of Fair Market Sales Value as of the Termination Date specified in such notice; or
         (ii) an amount equal to the Termination Value computed as of the Termination Date specified in such notice (and, upon payment of such Termination Value by Old Dominion pursuant to this clause (ii) and all other Equipment Payments then due and payable by Old Dominion, the Facility Owner will forthwith transfer the Facility Owner's Unit 2 Interest to Old Dominion in accordance with this Section 17.1(e),

         Section 17.1(e) of the Operating Foundation Agreement, Section 10 of the Ground Lease and Sublease and Section 10.1 of each of the Head Agreements on an "as is", "where is" and "with all faults" basis, without representation or warranty other than a warranty as to the absence of Facility Owner's Liens and Owner Participant's Liens, all of its interest in the Facility Owner's Unit 2 Interest and, assuming the Facility Owner and the Owner Participant are in compliance with all of their obligations under the Operative Documents, Old Dominion shall cause the Agent to discharge the Liens of the Loan Agreement and the Leasehold Mortgage and to execute, acknowledge and deliver, and record and file (as appropriate), appropriate releases and all other documents or instructions necessary or desirable to effect the foregoing, all in form and substance reasonably satisfactory to the Facility Owner and at the cost and expense of Old Dominion); and

                   (f) if the Facility Owner shall have sold the Facility Owner's Unit 2 Interest pursuant to paragraph (c) above, the Facility Owner, in lieu of exercising its rights under paragraph (e) above with respect to the Facility Owner's Unit 2 Interest may, if it shall so elect, demand that Old Dominion pay to the Facility Owner, and Old Dominion shall pay to the Facility Owner, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Payment due for any periods subsequent to the date of such sale), any unpaid Basic Payment due before the date of such sale and, if that date is a Payment Date, the Basic Payment due on that date (to the extent payable in arrears), or, if that date is not a Payment Date, the daily equivalent of Basic Payment for the period from the preceding Payment Date to the date of such sale (to the extent payable in arrears), plus the amount, if any, by which the Termination Value computed as of the Payment Date next preceding the date of such sale or, if such sale occurs on a Payment Date, then computed as of such Payment Date, exceeds the net proceeds of such sale, such sales proceeds apportioned between the Equipment Interest and the Foundation Interest in accordance with the definition of Fair Market Sales Value.

         In addition, Old Dominion shall be liable, except as otherwise provided above, for any and all unpaid Equipment Payments due hereunder before or during the exercise of any of the foregoing remedies, and, on an After-Tax Basis, for legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of the Facility Owner's remedies with respect thereto, including the repayment in full of any costs and expenses necessary to be expended in connection with the return of the Equipment Interest in accordance with Sections 5.2 and 5.3 hereof, including, without limitation, any costs and expenses incurred by the Facility Owner, the Owner Participant, the Agent or any Lender in connection with retaking constructive possession of, or in repairing, the Equipment Interest in order to cause it to be in compliance with all maintenance standards imposed by this Operating Equipment Agreement.

         SECTION 17.2 CUMULATIVE REMEDIES. The remedies in this Operating Equipment Agreement provided in favor of the Facility Owner shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other remedies in its favor existing at law or in equity. To the extent permitted by Applicable Law, Old Dominion hereby waives any rights now or hereafter conferred by statute or otherwise which may require the Facility Owner to sell, lease or otherwise use the Equipment Interest or any Component thereof in mitigation of Facility Owner's damages as set forth in this Section 17 or which may otherwise limit or modify any of Facility Owner's rights and remedies in this
Section 17.

         SECTION 17.3 NO DELAY OR OMISSION TO BE CONSTRUED AS WAIVER. No delay or omission to exercise any right, power or remedy accruing to the Facility Owner upon any breach or default by Old Dominion under this Operating Equipment Agreement shall impair any such right, power or remedy of the Facility Owner, nor shall any such delay or omission be construed as a waiver of any breach or default, or of any similar breach or default hereafter occurring; nor shall any waiver of a single breach or default be deemed a waiver of any subsequent breach or default.


SECTION 18.        OLD DOMINION TERMINATION OPTION FOR APPEAL OF FERC
                   ORDERS.

         SECTION 18.1 OLD DOMINION OPTION TO TERMINATE. If, on or prior to August 2, 1996, (a) an appeal shall be filed (including by post-order intervention) of either FERC Order and (b) Old Dominion shall give notice to the Facility Owner, the Owner Trustee, the Owner Participant and the Agent of such appeal, upon not less than one day's prior written notice to the Facility Owner, the Owner Participant and the Agent given not later than August 4, 1996, Old Dominion shall have the option to acquire the Facility Owner's Unit 2 Interest and terminate this Operating Equipment Agreement on the second day following such notice, upon payment to the Facility Owner of an amount equal to the sum of
(i) Equipment Interest Cost, (ii) all Transaction Costs paid or incurred by the Owner Participant and (iii) interest at the Debt Rate on the amounts in clauses
(i) and (ii) from, and including, the Closing Date to, but excluding, such date of termination. Old Dominion shall be permitted to exercise the option provided in this Section 18 only if it shall simultaneously exercise the termination option provided by Section 18 of the Operating Foundation Agreement.

         SECTION 18.2  PROCEDURE  FOR  EXERCISE OF  TERMINATION  OPTION.  If Old
Dominion shall have exercised its option under Section 18.1, on the date specified in Old Dominion's notice of such exercise, Old Dominion shall pay to the Facility Owner (a) the amount specified in Section 18.1, plus (b) all amounts of Supplemental Payments (including, without limitation, all costs and expenses of the Facility Owner, the Owner Participant, the Agent and the Lenders and all sales, use, value added and other Taxes covered by Section 8.2 of the Participation Agreement associated with the exercise of the termination option pursuant to this Section 18) due and payable on or prior to such Termination Date, and (c) any unpaid Basic Payments due before such Termination Date. Concurrently with the payment of all sums specified in this Section 18.2 and
Section 18.2 of the Operating Foundation Agreement, (1) Old Dominion shall cease to have any liability to the Facility Owner with respect to the Equipment Interest, except for Supplemental Payment obligations (including, without limitation, Section 8.1 and 8.2 of the Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express terms of any Operative Document or which have otherwise accrued but not been paid as of such

Termination Date, (2) the Facility Owner will prepay the Loan Certificates pursuant to Section 2.10 of the Loan Agreement, (3) the Facility Owner will execute, acknowledge and deliver to Old Dominion, and record and file (where appropriate), all at Old Dominion's cost and expense, each in form and substance reasonably satisfactory to the Facility Owner, (x) a release or termination of this Operating Equipment Agreement, the Operating Foundation Agreement, the Ground Lease and Sublease and the Clover Agreements Assignment and (y) surrender of the Facility Owner's Unit 2 Interest to Old Dominion in accordance with this
Section 18, Section 18 of the Operating Foundation Agreement, Section 10 of the Ground Lease and Sublease and Section 10.1 of each of the Head Agreements on an "as is", "where is", "with all faults" basis, without representations or warranties other than a warranty as to the absence of Facility Owner's Liens and Owner Participant's Liens and (4) this Operating Equipment Agreement shall terminate and, assuming the Facility Owner and the Owner Participant have complied with all of their obligations under the Operative Documents, Old Dominion shall cause the Agent to discharge the Liens of the Loan Agreement and the Leasehold Mortgage and to execute, acknowledge and deliver and record and file (where appropriate), appropriate releases and all other documents or instruments necessary or desirable to effect the foregoing, all in form and substance reasonably satisfactory to the Facility Owner and at the cost and expense of Old Dominion.


SECTION 19.     OLD DOMINION'S RIGHT TO SUBLEASE.

         Old Dominion will not, without the prior written consent of the Facility Owner and the Agent, relinquish use, possession or control of the Equipment Interest, or any part thereof, PROVIDED that, unless a Payment Default, a Bankruptcy Default or an Event of Default shall have occurred and be continuing, no consent of the Facility Owner, the Owner Participant or the Agent shall be required for any sublease of the Equipment Interest if:

                (a) the sublessee is a solvent corporation not subject to any bankruptcy proceeding;

                (b) such sublease does not extend beyond the date 18 months prior to the scheduled expiration of the Term (unless Old Dominion has exercised the Purchase Option) and is expressly subject and subordinate to the Head Equipment Agreement and this Operating Equipment Agreement;

                (c) Old Dominion remains fully and primarily liable for all of its obligations under this Operating Equipment Agreement and the other Operative Documents as if such sublease had not occurred;

                (d) all terms and conditions of the Head Equipment  Agreement
         and  this  Operating   Equipment  Agreement  and  the  other  Operative
         Documents remain in effect;

                (e) entering into such sublease is permitted by the Clover Agreements, the Pollution Control Assets Lease Documents and the Old Dominion Indenture;

                (f) such sublease prohibits further subletting without the prior written consent of the Facility Owner and the Agent; and

                (g) such sublessee shall be a sublessee of the Foundation Interest in accordance with Section 19 of the Operating Foundation Agreement, a sublessee of the Ground Interest in accordance with the provisions of the Ground Lease and Sublease and an assignee of the Assigned Clover Interests in accordance with the provisions of the Clover Agreements Assignment.


         As a condition precedent to such sublease, Old Dominion shall provide the Facility Owner and the Agent with all documentation in respect of such sublease and opinion of counsel to Old Dominion to the effect that such sublease complies with the provisions of this Section 19 (such documentation, counsel and opinion to be reasonably satisfactory to the Facility Owner and the Owner Participant).


SECTION 20.     FURTHER ASSURANCES.

         Old Dominion, at its own cost and expense, will duly execute and deliver to the Facility Owner such further documents and assurances and take such further action as the Facility Owner may from time to time reasonably request in order to establish and protect the rights and remedies created in favor of the Facility Owner hereunder. Old Dominion, at its own cost and expense, will cause such continuation statements in respect of financing statements under the Uniform Commercial Code contemplated by Section 7.10 of the Participation Agreement or Section 10.3 hereof to be made from time to time as requested by the Facility Owner as shall be necessary to maintain the perfection of the security interest contemplated thereby.


SECTION 21.     FACILITY OWNER'S RIGHT TO PERFORM.

         If Old Dominion fails to make any payment required to be made by it hereunder (other than Supplemental Payments in respect of the Purchase Option Price) or under the Old Dominion Indenture or the Clover Agreements or fails to perform or comply with any of its other agreements contained herein or in the Old Dominion Indenture or the Clover Agreements after notice to Old Dominion and failure of Old Dominion to so perform or comply within 30 days thereafter, the Facility Owner or the Owner Participant may itself make such payment or perform or comply with such agreement in a reasonable manner, but shall not be obligated hereunder to do so, and the amount of such payment and of the reasonable expenses of the Facility Owner or the Owner Participant incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, to the extent permitted by Applicable Law, shall be deemed to be Supplemental Payment, payable by Old Dominion to the Facility Owner on demand.

SECTION 22.     NOTICES.

         Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, PROVIDED such transmission is promptly confirmed by either of the methods set forth in clauses
(a) and (b) above, in each case addressed to such party at its address set forth below or at such other address as such party may from time to time designate by written notice to the other party hereto:


         If to the Facility Owner:

         Clover Unit 2 Generating Trust
         c/o Wilmington Trust Company
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware 19890-0001
         Attention: Corporate Trust Administration
         Fax No.: (302) 651-8882
         Confirmation No.: (302) 651-1000

         With a copy to the Owner Participant:

         EPC Corporation
         c/o Chrysler Capital Corporation
         225 High Ridge Road
         Stamford, Connecticut  06905
         Attention:  President
         Fax No.:  (203) 975-3911
         Confirmation No.:  (203) 975-3500

         If to Old Dominion:

         Old Dominion Electric Cooperative
         P. O. Box 2310
         Glen Allen, Virginia 23058-2310
         Attention:  Vice President of Accounting and Finance
         Fax No.:  (804) 747-3742
         Confirmation No.:  (804) 747-0592

A copy of all communications and notices provided for herein shall be sent by the party giving such communication or notice to Virginia Power at:

                                    Virginia Electric and Power Company
                                    P.O. Box 26666
                                    Richmond, Virginia  23261
                                    Attention:  President


SECTION 23.     SECURITY INTEREST AND INVESTMENT OF SECURITY FUNDS.

         Any moneys received by the Facility Owner pursuant to Section 10.4 or pursuant to the Payment Undertaking Agreement following the purchase by the Owner Participant or its designee of the Loan Certificates pursuant to Section
4.8 of the Loan  Agreement  shall,  until paid to Old  Dominion  as  provided in
Section 10.4 (with respect to amounts received pursuant to Section 10.4), be held by the Facility Owner as security for Old Dominion's obligations under this Operating Equipment Agreement and invested in Permitted Investments by the Facility Owner (at the sole risk of Old Dominion) from time to time as directed in writing by Old Dominion if such investments are reasonably available for purchase. Any gain (including interest received) realized as the result of any such Permitted Investment (net of any fees, commissions, taxes and other expenses, if any, incurred in connection with such Permitted Investment) shall be (i) in the case of amounts received pursuant to Section 10.4, applied or remitted to Old Dominion in the same manner as the principal invested and (ii) in the case of amounts received pursuant to the Payment Undertaking Agreement in the circumstances described in the first sentence of this Section, applied to Old Dominion's obligation to make Basic Payments.


SECTION 24.     SECURITY FOR FACILITY OWNER'S OBLIGATION TO THE
                           LENDERS.

         In order to secure all amounts payable by and all obligations to be performed by the Facility Owner under the Loan Agreement, the Facility Owner will assign in the Loan Agreement to the Agent for its benefit and the ratable benefit of the Lenders its rights under this Operating Equipment Agreement (as well as all the components of the Facility Owner's Unit 2 Interest) and grant security interests in favor of the Agent in all of the Facility Owner's right, title and interest in and to the Equipment Interest and its interest in this Operating Equipment Agreement (as well as all the components of the Facility Owner's Unit 2 Interest) (other than in all cases Excepted Payments and Excepted Rights). Old Dominion hereby consents to such assignment and to the creation of such security interests and acknowledges receipt of copies of the Loan Agreement, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent under any other circumstances. To the extent, if any, that this Operating Equipment Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Operating Equipment Agreement may be created through the transfer or possession of any counterpart hereof other than the original counterpart, which shall be identified as the counterpart containing the receipt therefor executed by the Agent on the signature page thereof. Old Dominion hereby acknowledges receipt of due notice that the Facility Owner's interest in this Operating Equipment Agreement and all other components of the Facility Owner's Unit 2 Interest will be assigned to the Agent as security pursuant to the Loan Agreement to the extent provided in the Loan Agreement. Unless and until Old Dominion shall have received written notice from the Agent that the Liens of the Loan Agreement and the Leasehold Mortgage have been terminated, the Agent shall have the right to exercise the rights of the Facility Owner under this Operating Equipment Agreement to the extent set forth in and subject in each case to the exceptions set forth in the Loan Agreement.


SECTION 25.     MISCELLANEOUS.

SECTION 25.1 GOVERNING LAW. This Operating Equipment Agreement shall be in all respects governed by and construed in accordance with the laws of the state of New York including all matters of construction, validity and performance.

SECTION 25.2 SEVERABILITY. Whenever possible, each provision of this Operating Equipment Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Operating Equipment Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Operating Equipment Agreement.

SECTION 25.3 HEADINGS AND TABLE OF CONTENTS. The headings of the sections of this Operating Equipment Agreement and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

SECTION 25.4 SUCCESSORS AND ASSIGNS. (a) This Operating Equipment Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof.

         (b) Except as expressly provided herein or in the other Operative Documents, neither party hereto may assign its interests herein without the consent of the other party hereto.

SECTION 25.5 "TRUE LEASE". It is the intent of the parties to this Operating Equipment Agreement that it be, and this Operating Equipment Agreement shall be, a "true lease," and that, notwithstanding the fact that legal title to the Retained Assets is vested in the Co-Owners, as tenants-in-common, and legal title to the Pollution Control Assets is vested in the Pollution Control Assets Lessor and Virginia Power, as tenants in common, the interest of the Facility Owner under the Head Equipment Agreement shall cause the Facility Owner to be the owner of the Equipment Interest for all United States income tax purposes, this Operating Equipment Agreement conveying to Old Dominion no right, title or interest in the Equipment Interest except as "lessee" of the Equipment Interest.

SECTION 25.6 IDENTIFICATION. Old Dominion will, at its own cost and expense, cause Clover Unit 2 to be legibly, conspicuously and permanently marked, throughout the Term in a reasonably prominent location, with a plate or other marking, which plate or other marking shall set forth the following legend:

                  "SO MUCH OF THIS PROPERTY AS CONSTITUTES THE EQUIPMENT INTEREST, AS DESCRIBED IN THE HEAD EQUIPMENT AGREEMENT, DATED AS OF JULY 1, 1996, BETWEEN CLOVER UNIT 2 GENERATING TRUST AND OLD DOMINION ELECTRIC COOPERATIVE, IS SUBJECT TO SUCH TRUST'S INTEREST UNDER SUCH AGREEMENT."

In addition, so long as the Liens of the Loan Agreement and the Leasehold Mortgage have not been terminated, the following inscription shall be included with the first sentence of the foregoing: "AND IS SUBJECT TO THE LIEN IN FAVOR OF UTRECHT-AMERICA FINANCE CO., AS THE AGENT UNDER THE LOAN AGREEMENT REFERRED TO THEREIN."

SECTION 25.7 AMENDMENTS AND WAIVERS. No term, covenant, agreement or condition of this Operating Equipment Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto (and, also, in connection with any termination of, or amendment to those provisions for which Virginia Power is an intended beneficiary, approved in writing by Virginia Power).

SECTION 25.8            AGREEMENT REGARDING EQUIPMENT.   The  parties  hereto
understand and acknowledge that the Unit 2 Equipment and the Common Facilities Equipment have been constructively severed from the Real Property by the Severance Agreements and intend that all such equipment be treated as personal property. However, should it be determined by a court of competent jurisdiction that (notwithstanding the foregoing) any of the equipment constituting Unit 2 Equipment or Common Facilities Equipment is an interest in real property for purposes of Virginia Code Section 55-96, the parties hereto agree that such equipment shall not be part of the Unit 2 Equipment or the Common Facilities Equipment and shall not be subject to this Operating Equipment Agreement, but shall constitute a part of the Unit 2 Foundation or the Common Facilities Foundation, as the case may be, and shall be subject to and conveyed for the term specified herein under the Operating Foundation Agreement.

SECTION 25.9 SURVIVAL. All warranties, representations, indemnities and covenants made by either party hereto, herein or in any certificate or other instrument delivered by either such party or on the behalf of such party under this Operating Equipment Agreement, shall be considered to have been relied upon by the other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by either party or on behalf of such party.

SECTION 25.10 COUNTERPARTS. This Operating Equipment Agreement may be executed by the parties hereto in separate counterparts, each of which, subject to Section 24, when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 25.11 EFFECTIVENESS. This Operating Equipment Agreement has been dated as of the date first above written for convenience only. This Operating Equipment Agreement shall be effective on the date of execution and delivery by each of Old Dominion and the Facility Owner.

SECTION 25.12 LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of Clover Unit 2 Generating Trust (the "Trust") under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other Operative Documents.

         IN WITNESS WHEREOF, the Facility Owner and Old Dominion have caused this Operating Equipment Agreement to be duly executed and delivered by their respective officers thereunto duly authorized.


                                        CLOVER UNIT 2 GENERATING TRUST



                                        By      Wilmington Trust Company, not
                                                in its individual capacity but
                                                solely as Owner Trustee under
                                                the Trust Agreement

                                         By:/s/ EMMETT R. HARMON
                                            ----------------------------
                                            Name: Emmett R. Harmon
                                            Title: Vice President
                                            Date: July 31, 1996


                                        OLD DOMINION ELECTRIC COOPERATIVE



                                        By:/s/ DANIEL M. WALKER
                                           -----------------------------
                                           Name: Daniel M. Walker
                                           Title: Vice President
                                           Date: July 31, 1996

        CERTAIN OF THE RIGHT, TITLE AND INTEREST IN AND TO THIS OPERATING EQUIPMENT AGREEMENT HAVE BEEN ASSIGNED TO AND ARE SUBJECT TO A FIRST PRIORITY SECURITY INTEREST IN FAVOR OF THE UNDERSIGNED, AS AGENT, UNDER THE LOAN AND SECURITY AGREEMENT, DATED AS OF JULY 1, 1996. THIS AGREEMENT HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. ONLY THE ORIGINAL COUNTERPART CONTAINS THE RECEIPT
THEREFOR  EXECUTED BY THE  UNDERSIGNED,  ON THE  SIGNATURE  PAGES  THEREOF.  SEE
SECTION 24 HEREOF FOR INFORMATION CONCERNING THE RIGHTS OF THE HOLDERS OF THE VARIOUS COUNTERPARTS THEREOF.

        Receipt of this original counterpart of this Operating Equipment Agreement is hereby acknowledged on this ___ day of _____, 1996.


                                        UTRECHT-AMERICA FINANCE CO.

                                        By:__________________________________
                                        Title:_______________________________


                                        By:__________________________________
                                        Title:_______________________________

                                                                      APPENDIX A
                                                                              TO
                                                                       OPERATING
                                                             EQUIPMENT AGREEMENT



                                   DEFINITIONS


This Appendix A has been filed separately. See Appendix A to Exhibit 10.46 to Old Dominion's Form 10-K for the year ended December 31, 1996.



                                                                     EXHIBIT A-1
                                                                              to
                                                                       Operating
                                                              Eqipment Agreement



                         DESCRIPTION OF UNIT 2 EQUIPMENT


                  All those certain assets at or on the Unit 2 Site (excluding, the Unit 2 Foundation) and all replacements or substitutions thereto, including all those certain parts and items of equipment identified on Schedule 1 (which is not intended to limit the generality of the foregoing definition to the assets identified therein) attached hereto, together with all auxiliary and support items, including all valves, backflow preventers, breakdown orifices, exhaust heads, expansion joints, flexible hoses, gage glasses, relief valves, sight flow indicators, strainers, traps, local switch stations, transducers, circuit breakers, transfer switches, disconnect switches, junction boxes, motors, transformers (other), panel boards (other), local control devices, miscellaneous panels and instruments, solenoid valves, control drives, signal converters and monitors, conductivity instrumentation, pH instrumentations, recorders, subpanels and switches/lights, and recorders/pen description.


                                     A-1-1

                                                                     EXHIBIT A-2
                                                                              to
                                                                       Operating
                                                             Equipment Agreement






                   DESCRIPTION OF COMMON FACILITIES EQUIPMENT


                 All those certain assets used in connection with the operation or maintenance of both the Clover Unit 1 Generating Facility and the Clover Unit 2 Generating Facility (excluding, the Unit 1 Equipment, the Unit 2 Equipment, the Unit 1 Foundation, the Unit 2 Foundation and the Common Facilities Foundation) and all replacements or substitutions thereto, including all those certain parts and items of equipment identified on Schedule 2 (which is not intended to limit the generality of the foregoing definition to the assets identified therein) attached hereto, together with all auxiliary and support items, including all valves, backflow preventers, breakdown orifices, exhaust heads, expansion joints, flexible hoses, gage glasses, relief valves, sight flow indicators, strainers, traps, local switch stations, transducers, circuit breakers, transfer switches, disconnect switches, junction boxes, motors, transformers (other), panel boards (other), local control devices, miscellaneous panels and instruments, solenoid valves, control drives, signal converters and monitors, conductivity instrumentation, pH instrumentations, recorders, subpanels and switches/lights, and recorders/pen description.




                                     A-2-1

                                                                       EXHIBIT B
                                                                              to
                                                                       Operating
                                                             Equipment Agreement


                             POWER SALES AGREEMENT
                          CAPACITY AND ENERGY CHARGES



        1. Except as otherwise indicated, the terms used in this Exhibit B shall have the same meaning as in the Participation Agreement and the following additional definitions shall apply:

         "Actual Available Hours" shall be calculated by multiplying the total number of hours in a Contract Year by the Equivalent Availability Factor.

         "Availability" shall have the meaning set forth in the Operating Agency Agreement.

         "Availability Make-Up Charge" for any Contract Year shall be the amount determined by dividing (i) the aggregate amount of the Capacity Payments for such Contract Year by (i) the Target Available Hours for such Contract Year.

         "Capacity Payment" for any Contract Year shall mean [115]% of the Minimum Capacity Payments for such Contract Year, and for any semi-annual period commencing on a Power Sales Payment Date (or, in the case of the first such period, commencing on January 5, 2020) shall mean [115]% of the Minimum Capacity Payment in respect of such period, in either case as such Minimum Capacity Payment may be adjusted from time to time as described herein.

         "Contract Year" shall have the meaning set forth in the Operating Agency Agreement.

         "Equivalent Availability Factor" for any Contract Year shall mean the equivalent availability of the Facility Owner's Generating Facility Interest expressed as a percentage and determined by the Owner Participant in accordance with Prudent Utility Practices.

         "Facility Owner's Consideration" shall mean an amount equal to the sum of Head Equipment Agreement Consideration and Head Foundation Interest Consideration.

         "Generating Facility Interest" shall have the meaning set forth in the Operating Agency Agreement.

         "Indemnity Amounts" for any monthly period shall mean the amounts payable by Facility Owner to a New Lender described in paragraph 9 of Schedule 3 to the Operating Equipment Agreement.


        "Minimum Capacity Payment" for any semi-annual period immediately following a Power Sales Payment Date shall mean the amount set forth on Annex A to this Exhibit for such Power Sales Payment Date as such amount may be adjusted in accordance with Section 15.3(c)(vii) of the Operating Equipment Agreement, and for any Contract Year shall mean the sum of the Minimum Capacity Payments for the semi-annual periods comprising such Contract Year. In order to preserve the Net Economic Return of the Owner Participant, the Minimum Capacity Payments shall also be adjusted from time to time during the Power Sales Agreement Term to reflect all Capital Repairs or Construction Costs (as such terms are defined in the Operating Agency Agreement) and taking into account any indebtedness incurred to fund Capital Repairs or Construction Costs, including any financing provided to or for the benefit of Facility Owner for such purpose, in accordance with the assumptions and methodologies (including, without limitation, the Tax Assumptions and pricing assumptions, as the same shall be adjusted from time to time) originally used in calculating the amounts set forth on Annex A hereto.

         "Monthly Energy Charge" shall mean the amount set forth in the annual notice provided by the Owner Participant to the Power Purchaser as set forth in
Section 4 below.

         "Power Purchaser's Entitlement" shall mean the percentage of the installed capacity, available capacity or hourly generation of the Generating Facility Interest which the Power Purchaser has agreed to purchase under the Power Sales Agreement.

         "Power Purchaser's Share" shall mean the percentage, equal to the Power Purchaser's Entitlement percentage, of the Capacity Payment and Monthly Energy Charge, in each case, as adjusted below, which the Power Purchaser has agreed to pay pursuant to the Power Sales Agreement.

         "Risk Amount" for any Contract Year shall mean an amount equal to the difference between the aggregate amount of the relevant Capacity Payments and the relevant Minimum Capacity Payment.

         "Target   Availability  Factor"  shall  mean  the  Generating  Facility
Interest's Availability (taking into account variations resulting from the regular maintenance schedule), expressed as a percentage, for the three years preceding the Expiration Date as determined by an independent engineer in accordance with Section 5.2(h) of the Equipment Operating Agreement.

         "Target Available Hours" shall be calculated by multiplying the total number of hours in a Contract Year by the Target Availability Factor.

         2. Power Purchaser's Share: The Power Sales Agreement shall obligate the Power Purchaser to reimburse the Facility Owner for the Power Purchaser's

Share of all costs, expenditures and charges associated with the Generating Facility Interest as set out in Sections 3 through 6 of this Exhibit. Unless the Power Sales Agreement is terminated as described below or the Generating
Facility Interest is not capable of generating and delivering the Power Purchaser's Entitlement for an uninterrupted period of 180 days, the Power Purchaser shall pay the Power Purchaser's Share in all events. The charges for which the Power Purchaser is liable under the Power Sales Agreement shall include the Power Purchaser's Share of all of the Facility Owner's and the Owner Participant's fixed and variable costs of rendering service under the Power Sales Agreement, except as provided below.

         In the event that the Facility Owner fails to perform its material obligations under the Power Sales Agreement and does not correct such failure during the notice period specified below, the Power Purchaser, may at its option, and after 180 days advance written notice to the Facility Owner and the Owner Participant, terminate the Power Sales Agreement; provided, however, any temporary shut-down of the Facility by reason of any Uncontrollable Forces (as such term is defined in the Operating Agency Agreement) or for repairs (including repairs following major casualties or equipment failures), maintenance or improvements shall not result in a failure of the Facility Owner to perform its material obligations under the Power Sales Agreement so long as the Facility Owner is (or its agents are) exercising reasonable diligence to repair or restore the Facility to operation.

        3. Capacity Payment: The Power Purchaser shall agree to pay to the Facility Owner semi-annually on the Power Sales Payment Dates indicated on Annex A hereto, until the termination of the Power Sales Agreement, the Power Purchaser's Share of the Capacity Payment, in advance, and as the same may be adjusted pursuant to Section 5 of this Exhibit.

        4. Monthly Energy Charge: The Power Purchaser shall agree to pay the Facility Owner monthly, commencing with the first day of the Power Sales Agreement and continuing for the term of the Power Sales Agreement (and the payment of all amounts due thereunder), the Power Purchaser's Share of the Monthly Energy Charge, as adjusted in accordance with Section 6 below. The Monthly Energy Charge for the Generating Facility Interest shall consist of:

                (1) total monthly Operation and Maintenance Expenses (as such term is defined in the Operating Agency Agreement); plus

                (2) total monthly Operating Fee (as such term is defined in the Operating Agency Agreement); plus

                (3) one-twelfth of the total annual property taxes, both personal and real, and other Taxes described in Section
                        9.22 of the Operating Agency Agreement, imposed on the Facility Owner; plus

                (4) one-twelfth of the aggregate Taxes described in Section 8.2(b)(i) of the Participation Agreement ("Doing Business Taxes") imposed on the Facility Owner and the Owner Participant by any taxing authorities within or without the United States in excess of the amount of Doing Business Taxes that would have been payable if the net taxable income of the Facility Owner from the ownership and operation of the Generating Facility Interest were subject only to United States federal income tax at the maximum marginal rate generally applicable to corporations and to state income taxes at the combined effective rate of state and local income tax the Owner Participant would have been subject to without regard to the Overall Transaction; plus

                (5)     total monthly Indemnity Amounts; plus

                (6) one-twelfth of all other annual costs (other than Capital Repairs or Construction Costs, but including all Taxes other than property taxes or Doing Business Taxes described in clauses (3) and (4) above) associated with the provision of service under the Power Sales Agreement.

         One month prior to the first day of the first Contract Year of the Power Sales Agreement and each succeeding Contract Year, the Owner Participant shall estimate the Monthly Energy Charge for the next Contract Year. During the course of the Contract Year, adjustments to the estimate of the Monthly Energy Charge shall be made by the Owner Participant to reflect changes deemed by the Owner Participant to be significant, and the Owner Participant shall inform the Power Purchaser in writing of any such adjustments. The Owner Participant shall use the estimated Monthly Energy Charges, as adjusted, for bills rendered for service provided during the Contract Year. Copies of the estimate shall be provided to the Power Purchaser.

        5. Adjustment to Capacity Payment for Equivalent Availability: In any Contract Year in which the Actual Available Hours exceed the Target Available Hours, the Capacity Payment for that Contract Year shall be increased by the amount determined by multiplying the Availability Make-Up Charge for that Contract Year by such excess, up to a maximum adjustment during such Contract Year equal to the Risk Amount.

         In any Contract Year in which the Target Available Hours exceed the Actual Available Hours, the Capacity Payment for that Contract Year shall be decreased by the amount determined by multiplying the Availability Make-Up Charge for that Contract Year by such excess, up to a maximum adjustment during that Contract Year equal to the Risk Amount.

         6. True-Up of Capacity Payment and Monthly Energy Charge: Within 120 days after the end of a Contract Year, the Owner Participant shall develop actual data for the Contract Year and recompute the Capacity Payments and the Monthly Energy Charge for the Contract Year using the actual data. The Owner Participant shall within that 120 day period render a statement truing-up the Monthly Energy Charge bills previously rendered on estimated data and the Capacity Payment for the Contract Year to reflect such actual data. The Owner

Participant shall refund the amount of any overcollections and the Power Purchaser shall pay the amount of any undercollections. Interest at the Debt Rate shall be paid on any refunds of overcollections and charged on any additional payments for undercollections from the date that any bill involving an overcollection or an undercollection was paid through the date that the adjusted bill was rendered.

                                                                         ANNEX A
                                                                    to Exhibit B
                                                                              to
                                                                       Operating
                                                             Equipment Agreement




                            MINIMUM CAPACITY PAYMENTS



 Contract Year Commencing    Power Sales Payment Date   Minimum Capacity Payment


       Jan 5, 2020                 Jan  5, 2020
                                   July 5, 2020

       Jan 5, 2021                  Jan 5, 2021
                                   July 5, 2021

       Jan 5, 2022                  Jan 5, 2022
                                   July 5, 2022

       Jan 5, 2023                  Jan 5, 2023
                                   July 5, 2023

       Jan 5, 2024                  Jan 5, 2024
                                   July 5, 2024

       Jan 5, 2025                  Jan 5, 2025
                                   July 5, 2025

       Jan 5, 2026                  Jan 5, 2026
                                   July 5, 2026

       Jan 5, 2027                  Jan 5, 2027
                                   July 5, 2027

       Jan 5, 2028                  Jan 5, 2028
                                   July 5, 2028

       Jan 5, 2029                  Jan 5, 2029
                                   July 5, 2029

        Jan 5, 2030                 Jan 5, 2030
                                   July 5, 2030

        Jan 5, 2031                 Jan 5, 2031
                                   July 5, 2031

        Jan 5, 2032                 Jan 5, 2032
                                   July 5, 2032

        Jan 5, 2033                 Jan 5, 2033
                                   July 5, 2033

        Jan 5, 2034                 Jan 5, 2034
                                   July 5, 2034

        Jan 5, 2035                 Jan 5, 2035
                                   July 5, 2035

        Jan 5, 2036                 Jan 5, 2036
                                   July 5, 2036

                                                                         ANNEX B
                                                                    TO Exhibit B
                                                                              to
                                                                       Operating
                                                             Equipment Agreement


                       POWER SALES STIPULATED LOSS VALUES

                                                                     SCHEDULE 1
                                                                             to
                                                                      Operating
                                                            Equipment Agreement





                                 BASIC PAYMENTS



        Payment Date        Advance Payments        Arrears Payments














                                      S1-1

                                                                      SCHEDULE 2
                                                                              to
                                                                       Operating
                                                             Equipment Agreement




                               TERMINATION VALUES




        Termination Date                                Termination Value










                                      S2-1

                                                                      SCHEDULE 3
                                                                              to
                                                                       OPERATING
                                                             EQUIPMENT AGREEMENT



           TERMS AND CONDITIONS OF NEW LOAN TO BE MADE UPON COMMENCE-
                        MENT OF SERVICE CONTRACT OPTION


26.     BORROWER:  The Facility Owner.

27. PURPOSE: To provide non-recourse debt which will be serviced by the Capacity Purchase Price and energy payments afforded under one or more take if tendered Power Sales Agreements as arranged as part of the Service Contract Option as defined in the Operating Equipment Agreement.

28.     LENDER:     To be arranged by Old Dominion in accordance with Section
15.3 of the Operating Equipment Agreement.

29.     AMOUNT:    Such amount as shall be equal to the unpaid principal amount of the Loans outstanding under the Loan Agreement on the Expiration Date.

30.     MATURITY:   17 years.

31. INTEREST RATE: A fixed rate of interest for the term to be determined based upon competitive bids obtained from not less than three prospective Lenders.

32.     AMORTIZATION:  As set forth in Annex 1 to this Schedule 3.

33. SECURITY: A first priority deed of trust lien against all of the Borrower's rights, title and interests in the Ground Interest and in the Foundation Interest (to the extent the Foundation Interest is deemed to be real estate for purposes of Article 2 of Chapter 14 of Title 55 of the Code of Virginia 1950, as amended) and a first priority security interest in all assets of the Borrower consisting of:

         (a) the Borrower's interest in the Equipment Interest, the Foundation Interest and the Clover Agreements Assignment;

         (b) the Power Sales Agreement and all accounts receivable arising thereunder, revenues therefrom, and other proceeds thereof;


                                      S3-1

         (c) the interest of the Borrower in, to and under all other contracts and agreements relating to the Equipment Interest and the Foundation Interest, the ownership and operation thereof, the transmission of the output thereof, and the Power Sales Agreement;

         (d) all insurance proceeds relating to the Equipment Interest, the Foundation Interest and the Power Sales Agreement, consistent, however, with the Clover Agreements; and

         (e) the New Loan shall be non-recourse to the Facility Owner, payable only from the Facility Owner's interest in the Trust Estate.

34.      INDEMNITIES:   Customary  in  loans  of  this  nature,  including,
without limitation, increased costs, capital adequacy, withholding tax and other tax liabilities and other indemnities. The Borrower will indemnify the Lender against all losses, liabilities, claims, damages or expenses, including, without limitation, legal or other expenses incurred in connection with investigating, preparing to defend or defending any claim, however asserted, incurred in conjunction with the contemplated transactions. Such indemnities will be secured by the security interest referred to in paragraph 8.

35. REPRESENTATIONS AND WARRANTIES: Customary in loans of this nature, including, without limitation, those pertaining to the following:

         o    Organization, authority, due execution and validity;

         o Title to properties, licenses and environmental and regulatory compliance;

         o    No Liens other than Permitted Liens;

         o Use of proceeds to pay Loan Certificates outstanding on the Expiration Date;

         o    True and complete disclosure, no material litigation; and

         o    Absence of default.

36. COVENANTS: Customary in loans of this nature without limitation, including, without limitation:

                  Additional Indebtedness. The Borrower shall not incur additional indebtedness without the consent of the Lender.

                  Negative Pledge. The Borrower shall not create or suffer to exist any Lien on the collateral except for Permitted Liens except with the consent of the Lender.


                                      S3-2

                  Other Covenants. Including, but not limited to, the following topics:

                  o     Punctual payments, compliance with laws;

                  o Maintenance of properties and insurance, payment of taxes;

                  o     Maintenance of books and records;

                  o Compliance with environmental and regulatory laws and regulations;

                  o     Notices of default, material litigation;

                  o     ERISA compliance;

                  o All loan and related documents to be kept in full force and effect with no amendments;

                  o     No change in fiscal year;

                  o Physical inspection of books and records by the Lender or its designee, upon reasonable notice and subject to reasonable limitations;

                  o     Nature of business will remain substantially the same;
                        and

                  o     All governmental licenses, approvals, permits, etc.


37.     REPORTING REQUIREMENTS OF POWER PURCHASER:

                Unaudited financial statements: Within 60 days of the close of each quarter.

        Compliance  certificate:  Within  90 days of the close of each quarter.

        Annual audited financial statements: Within 90 days after the close of each fiscal year.

38. EVENTS OF DEFAULT: Customary for loans of this nature, including, but not limited to, the following:

                  o     Payment defaults;

                  o Any representation or warranty made in connection with the Loan being incorrect in any material respect when made;


                                      S3-3

                  o     Failure to comply with covenants;

                  o Failure to perform in other material respects under the Loan;

                  o Voluntary or involuntary receivership or bankruptcy filing; and

                  o     Insolvency of Borrower.

39. CONDITIONS PRECEDENT: Those customarily found in loans of this nature, including, but not limited to, the following:

                  o Loan agreement and other related documentation to be in form and substance satisfactory;

                  o     Legal opinions;

                  o Receipt of evidence of insurance coverage satisfactory to the Lender;

                  o No material adverse change in financial and operating condition of Power Purchaser;

                  o     No default or event of default;

                  o Payment of all fees and expenses, including all legal costs and expenses of the Lender;

                  o Compliance with environmental and regulatory laws and regulations;

                  o     Representations and warranties true and correct;

                  o     Other documents reasonably requested.


40. GOVERNING LAW: The loan agreement will be subject to the laws of the State of New York.

41. ASSIGNMENT/PARTICIPATION SALES: Assignments of interests in the Loan may be made by the Lender with the consent of the Borrower, subject to a minimum assignment amount of $10,000,000. Customary participation rights (with customary voting limitations) will be available to assignees and participants).



                                      S3-4

                                                                    SCHEDULE 1
                                                                  to Operating
                                                           Equipment Agreement


                                 BASIC PAYMENTS


   Payment Date           Advance Payment           Arrears Payments
-----------------------------------------------------------------------------
    05-Jan-97                   0.00                  7,817,130.68
    05-Jul-97                   0.00                  2,299,440.00
    05-Jan-98                   0.00                 14,153,678.55
    05-Jul-98                   0.00                  2,299,440.00
    05-Jan-99                   0.00                 14,038,321.27
    05-Jul-99                   0.00                  2,299,440.00
    05-Jan-00                   0.00                 14,040,943.04
    05-Jul-00                   0.00                  2,299,440.00
    05-Jan-01                   0.00                 14,040,883.44
    05-Jul-01                   0.00                  2,299,440.00
    05-Jan-02                   0.00                 14,040,884.80
    05-Jul-02                   0.00                  2,299,440.00
    05-Jan-03                   0.00                 14,040,884.77
    05-Jul-03                   0.00                  2,299,440.00
    05-Jan-04                   0.00                 14,040,884.77
    05-Jul-04                   0.00                  2,299,440.00
    05-Jan-05          13,779,963.77                 14,040,884.77
    05-Jul-05                   0.00                          0.00
    05-Jan-06          14,040,884.77                  2,299,440.00
    05-Jul-06           2,299,440.00                          0.00
    05-Jan-07          14,040,884.77                          0.00
    05-Jul-07           2,299,440.00                          0.00
    05-Jan-08          15,856,476.41                          0.00
    05-Jul-08           2,299,440.00                          0.00
    05-Jan-09          17,672,068.05                          0.00
    05-Jul-09           2,299,440.00                          0.00
    05-Jan-10          17,672,068.05                          0.00
    05-Jul-10           2,299,440.00                          0.00
    05-Jan-11          17,672,068.05                          0.00
    05-Jul-11           2,299,440.00                          0.00
    05-Jan-12          17,672,068.05                          0.00
    05-Jul-12           2,299,440.00                          0.00
    05-Jan-13          17,672,068.05                          0.00
    05-Jul-13           2,299,440.00                          0.00
    05-Jan-14          17,672,068.05                          0.00
    05-Jul-14           2,299,440.00                          0.00
    05-Jan-15          17,672,068.05                          0.00
    05-Jul-15           2,299,440.00                          0.00
    05-Jan-16          17,672,068.05                          0.00
    05-Jul-16           2,299,440.00                          0.00
    05-Jan-17          17,672,068.05                          0.00

                                                                     SCHEDULE 1
                                                                             to
                                                                      Operating
                                                            Equipment Agreement

                                 BASIC PAYMENTS

   Payment Date       Advance Payment                  Arrears Payments
-------------------------------------------------------------------------------
    05-Jul-17           2,299,440.00                          0.00
    05-Jan-18          17,672,068.05                          0.00
    05-Jul-18           2,299,440.00                          0.00
    05-Jan-19          11,044,183.59                          0.00
    05-Jul-19           9,077,958.21                          0.00
    04-Jan-20                   0.00                          0.00

                                                                     SCHEDULE 2
                                                                             TO
                                                                      OPERATING
                                                                      EQUIPMENT
                                                                      AGREEMENT

                               TERMINATION VALUES


                    DATE                           AMOUNT
                  -------                      --------------
                  7/31/96                      312,475,638.75
                   8/5/96                      316,077,643.61
                   9/5/96                      321,057,837.72
                  10/5/96                      324,429,224.09
                  11/5/96                      327,849,910.27
                  12/5/96                      331,321,227.36
                   1/5/97                      325,325,866.37
                   2/5/97                      327,156,206.38
                   3/5/97                      328,994,207.98
                   4/5/97                      330,840,078.02
                   5/5/97                      332,672,553.87
                   6/5/97                      334,512,748.99
                   7/5/97                      334,039,956.70
                   8/5/97                      335,920,350.81
                   9/5/97                      337,808,510.98
                  10/5/97                      339,683,171.83
                  11/5/97                      341,565,443.93
                  12/5/97                      343,455,532.80
                   1/5/98                      331,178,495.87
                   2/5/98                      333,032,384.71
                   3/5/98                      334,894,145.26
                   4/5/98                      336,763,990.03
                   5/5/98                      338,619,904.14
                   6/5/98                      340,483,744.64
                   7/5/98                      340,034,052.36
                   8/5/98                      341,938,370.44
                   9/5/98                      343,850,657.91
                  10/5/98                      345,748,896.80
                  11/5/98                      347,654,940.95
                  12/5/98                      349,569,001.10
                   1/5/99                      337,430,739.27
                   2/5/99                      339,309,649.70
                   3/5/99                      341,196,626.61
                   4/5/99                      343,091,887.78
                   5/5/99                      344,972,586.60
                   6/5/99                      346,861,400.19
                   7/5/99                      346,436,037.32
                   8/5/99                      348,365,567.84
                   9/5/99                      350,303,248.61
                  10/5/99                      352,226,229.38
                  11/5/99                      354,157,183.55
                  12/5/99                      356,096,326.42
                   1/5/00                      343,979,865.73
                   2/5/00                      345,884,076.24
                   3/5/00                      347,796,517.10
                   4/5/00                      349,717,410.50
                   5/5/00                      351,623,009.78
                   6/5/00                      353,536,876.90
                   7/5/00                      353,135,820.18
                   8/5/00                      355,090,557.36
                   9/5/00                      357,053,585.50
                  10/5/00                      359,001,153.58
                  11/5/00                      360,956,819.06
                  12/5/00                      362,920,800.57
                   1/5/01                      350,828,464.31
                   2/5/01                      352,757,643.77
                   3/5/01                      354,695,166.40
                   4/5/01                      356,641,257.48
                   5/5/01                      358,571,195.65
                   6/5/01                      360,509,497.48
                   7/5/01                      360,131,996.09
                   8/5/01                      362,111,188.61
                   9/5/01                      364,098,748.80
                  10/5/01                      366,069,949.86
                  11/5/01                      368,049,302.82

                  12/5/01                      370,037,027.78
                   1/5/02                      357,967,513.27
                   2/5/02                      359,920,406.55
                   3/5/02                      361,881,676.51
                   4/5/02                      363,851,549.34
                   5/5/02                      365,804,247.58
                   6/5/02                      367,765,317.25
                   7/5/02                      367,409,534.68
                   8/5/02                      369,411,317.81
                   9/5/02                      371,421,447.70
                  10/5/02                      373,414,140.00
                  11/5/02                      375,414,933.61
                  12/5/02                      377,424,047.27
                   1/5/03                      365,374,811.11
                   2/5/03                      367,348,826.98
                   3/5/03                      369,331,133.93
                   4/5/03                      371,321,955.85
                   5/5/03                      373,294,370.33
                   6/5/03                      375,275,032.66
                   7/5/03                      374,937,573.26
                   8/5/03                      376,958,482.81
                   9/5/03                      378,987,573.60
                  10/5/03                      380,997,914.20
                  11/5/03                      383,016,150.68
                  12/5/03                      385,042,496.23
                   1/5/04                      373,009,132.71
                   2/5/04                      374,999,770.51
                   3/5/04                      376,998,439.19
                   4/5/04                      379,005,355.60
                   5/5/04                      380,992,354.98
                   6/5/04                      382,987,287.01
                   7/5/04                      382,662,538.45
                   8/5/04                      384,696,835.53
                   9/5/04                      386,738,938.16
                  10/5/04                      388,760,669.66
                  11/5/04                      390,789,867.42
                  12/5/04                      392,826,733.04
                   1/5/05                      380,802,201.35
                   2/5/05                      368,931,115.00
                   3/5/05                      370,847,511.14
                   4/5/05                      372,771,629.00
                   5/5/05                      374,677,854.72
                   6/5/05                      376,591,527.57
                   7/5/05                      378,487,026.26
                   8/5/05                      380,454,409.57
                   9/5/05                      382,429,143.63
                  10/5/05                      384,385,604.56
                  11/5/05                      386,349,121.32
                  12/5/05                      388,319,884.44
                   1/5/06                      387,972,827.20
                   2/5/06                      375,850,449.23
                   3/5/06                      377,776,089.31
                   4/5/06                      379,709,055.25
                   5/5/06                      381,623,175.48
                   6/5/06                      383,544,310.52
                   7/5/06                      385,446,280.43
                   8/5/06                      385,105,958.65
                   9/5/06                      387,071,944.18
                  10/5/06                      389,018,613.08
                  11/5/06                      390,971,813.15
                  12/5/06                      392,931,720.73
                   1/5/07                      394,872,147.57
                   2/5/07                      382,752,827.93
                   3/5/07                      384,680,927.49
                   4/5/07                      386,615,737.92

                   5/5/07                      388,529,694.95
                   6/5/07                      390,449,981.01
                   7/5/07                      392,349,021.51
                   8/5/07                      392,006,011.75
                   9/5/07                      393,968,528.27
                  10/5/07                      395,909,549.95
                  11/5/07                      397,856,241.87
                  12/5/07                      399,808,757.14
                   1/5/08                      401,739,507.54
                   2/5/08                      387,782,978.62
                   3/5/08                      389,688,464.65
                   4/5/08                      391,599,638.75
                   5/5/08                      393,495,168.77
                   6/5/08                      395,396,118.05
                   7/5/08                      397,281,147.19
                   8/5/08                      396,923,941.65
                   9/5/08                      398,871,450.51
                  10/5/08                      400,802,890.45
                  11/5/08                      402,739,313.34
                  12/5/08                      404,680,853.73
                   1/5/09                      406,606,164.04
                   2/5/09                      390,816,644.95
                   3/5/09                      392,704,141.43
                   4/5/09                      394,596,719.02
                   5/5/09                      396,479,795.78
                   6/5/09                      398,367,834.31
                   7/5/09                      400,246,249.46
                   8/5/09                      399,882,308.39
                   9/5/09                      401,822,773.79
                  10/5/09                      403,753,620.65
                  11/5/09                      405,689,308.38
                  12/5/09                      407,629,967.68
                   1/5/10                      409,561,013.67
                   2/5/10                      393,777,444.42
                   3/5/10                      395,670,920.31
                   4/5/10                      397,569,507.69
                   5/5/10                      399,458,397.10
                   6/5/10                      401,352,274.16
                   7/5/10                      403,236,326.07
                   8/5/10                      402,878,235.62
                   9/5/10                      404,824,573.33
                  10/5/10                      406,761,086.44
                  11/5/10                      408,702,457.14
                  12/5/10                      410,648,816.59
                   1/5/11                      412,585,352.02
                   2/5/11                      396,807,484.52
                   3/5/11                      398,706,674.44
                   4/5/11                      400,610,988.42
                   5/5/11                      402,505,370.57
                   6/5/11                      404,404,746.97
                   7/5/11                      406,294,058.22
                   8/5/11                      405,941,435.75
                   9/5/11                      407,893,241.77
                  10/5/11                      409,834,976.72
                  11/5/11                      411,781,562.92
                  12/5/11                      413,733,131.39
                   1/5/12                      415,674,622.35
                   2/5/12                      399,901,913.48
                   3/5/12                      401,806,248.16
                   4/5/12                      403,715,692.65
                   5/5/12                      405,614,923.87
                   6/5/12                      407,519,127.12
                   7/5/12                      409,412,975.57
                   8/5/12                      409,065,084.84
                   9/5/12                      411,021,591.13

                  10/5/12                      412,967,727.22
                  11/5/12                      414,918,674.15
                  12/5/12                      416,874,561.85
                   1/5/13                      418,820,062.64
                   2/5/13                      403,051,546.75
                   3/5/13                      404,960,022.05
                   4/5/13                      406,873,553.42
                   5/5/13                      408,776,527.88
                   6/5/13                      410,684,409.89
                   7/5/13                      412,581,582.46
                   8/5/13                      412,237,183.48
                   9/5/13                      414,197,103.66
                  10/5/13                      416,146,285.27
                  11/5/13                      418,100,187.84
                  12/5/13                      420,058,938.84
                   1/5/14                      422,006,919.68
                   2/5/14                      406,241,031.79
                   3/5/14                      408,152,027.08
                   4/5/14                      410,067,967.50
                   5/5/14                      411,972,925.35
                   6/5/14                      413,882,665.32
                   7/5/14                      415,781,255.30
                   8/5/14                      415,438,396.18
                   9/5/14                      417,399,711.72
                  10/5/14                      419,349,828.52
                  11/5/14                      421,304,505.48
                  12/5/14                      423,263,865.71
                   1/5/15                      425,211,974.39
                   2/5/15                      409,446,305.31
                   3/5/15                      411,357,331.86
                   4/5/15                      413,273,110.95
                   5/5/15                      415,177,372.63
                   6/5/15                      417,086,204.18
                   7/5/15                      418,983,330.75
                   8/5/15                      418,639,059.70
                   9/5/15                      420,598,724.06
                  10/5/15                      422,546,606.96
                  11/5/15                      424,498,788.55
                  12/5/15                      426,455,384.89
                   1/5/16                      428,400,116.95
                   2/5/16                      412,631,074.67
                   3/5/16                      414,538,427.82
                   4/5/16                      416,450,225.20
                   5/5/16                      418,349,824.25
                   6/5/16                      420,253,658.17
                   7/5/16                      422,145,078.74
                   8/5/16                      421,795,045.99
                   9/5/16                      423,748,575.67
                  10/5/16                      425,689,576.53
                  11/5/16                      427,634,472.84
                  12/5/16                      429,583,369.79
                   1/5/17                      431,519,612.83
                   2/5/17                      415,741,954.60
                   3/5/17                      417,640,233.13
                   4/5/17                      419,542,484.80
                   5/5/17                      421,431,660.58
                   6/5/17                      423,324,563.72
                   7/5/17                      425,204,138.54
                   8/5/17                      424,842,046.54
                   9/5/17                      426,782,956.33
                  10/5/17                      428,710,367.75
                  11/5/17                      430,641,072.67
                  12/5/17                      432,575,160.02
                   1/5/18                      434,495,564.78
                   2/5/18                      418,701,751.19

                   3/5/18                      420,583,193.81
                   4/5/18                      422,467,910.64
                   5/5/18                      424,338,408.08
                   6/5/18                      426,211,884.22
                   7/5/18                      428,070,837.47
                   8/5/18                      427,687,682.05
                   9/5/18                      429,606,705.63
                  10/5/18                      431,510,960.18
                  11/5/18                      433,417,628.92
                  12/5/18                      435,326,777.07
                   1/5/19                      437,220,889.53
                   2/5/19                      428,071,932.21
                   3/5/19                      429,969,356.64
                   4/5/19                      431,869,038.59
                   5/5/19                      433,752,547.31
                   6/5/19                      435,637,937.83
                   7/5/19                      437,506,769.25
                   8/5/19                      430,311,070.52
                   9/5/19                      432,194,855.60
                  10/5/19                      434,061,715.80
                  11/5/19                      435,929,685.82
                  12/5/19                      437,798,795.64
                   1/4/20                      439,650,584.40